Exhibit 99.4

PRO FORMA COMBINED FINANCIAL SUPPLEMENT

FIRST QUARTER 2005

JPMORGAN CHASE & CO. TABLE OF CONTENTS

EXPLANATORY NOTE

     The unaudited pro forma combined historical financial information contained in this document is being furnished pursuant to Regulation FD in order to assist investors in understanding (i) how the financial information of JPMorgan Chase & Co. (“JPMorgan Chase” or the “Firm”) and Bank One Corporation (“Bank One”) may have appeared on a combined basis had the two companies actually been merged as of the earliest date indicated and (ii) how the financial information of the lines of business of the company may have appeared had the two companies actually been merged as of the earliest date indicated and had such business segments existed in the combined company as of the earliest date indicated. The information presented is intended to be supplementary financial information only and is not intended to be incorporated by reference into registration statements or reports filed by JPMorgan Chase & Co. under the Securities Act of 1933 or the Securities Exchange Act of 1934, as the case may be.

     The unaudited pro forma combined historical financial information has been derived from and should be read in conjunction with the historical financial statements and related notes of JPMorgan Chase and Bank One, as filed with the Securities and Exchange Commission.

     The unaudited pro forma combined historical financial information includes (i) purchase price adjustments as of July 1, 2004, to reflect the merger as of such date of Bank One with JPMorgan Chase, (ii) estimated adjustments to record the assets and liabilities of Bank One at their respective fair values as of July 1, 2004, and (iii) adjustments for changes in management accounting policies as of July 1, 2004.

     The unaudited pro forma combined historical financial information is presented for illustrative purposes only. This information does not include:

(i)	the impact of the sale of the Bank One corporate trust business to JPMorgan Chase;

(ii)	any cost savings obtained since July 1, 2004 or anticipated to be obtained in the future from the merger;

(iii)	any merger-related costs incurred since July 1, 2004 or anticipated to be incurred in the future in connection with the merger;

(iv)	the impact of any share repurchases since July 1, 2004;

(v)	any change in the allocation of the purchase price adjustments or of the fair value adjustments since July 1, 2004;

(vi)	any adjustments for changes in management accounting policies or the impact of any conformance of management accounting policies since July 1, 2004.

     For the reasons stated above, the unaudited pro forma combined historical financial information included in this document does not necessarily indicate the combined results of operations or the combined financial position of the company that would have resulted had the merger actually been completed at the beginning of the applicable periods presented nor is it indicative of the actual results of operations or the financial position of the Firm since July 1, 2004 nor is it indicative of the results of operations or the financial position of the Firm in future periods.

JPMORGAN CHASE & CO. CONSOLIDATED FINANCIAL HIGHLIGHTS (in millions, except per share, ratio and headcount data)

				PRO FORMA COMBINED		1QTR 2005
	1QTR	4QTR	3QTR	2QTR	1QTR	Change
	2005	2004	2004	2004	2004	4QTR 2004		1QTR 2004
SELECTED INCOME STATEMENT DATA
Total Net Revenue	$13,647	$12,950	$12,505	$13,279	$13,807	5%		(1	) %
Provision for Credit Losses	427	1,157	1,169	248	153	(63)		179
Noninterest Expense	9,937	9,386	9,377	12,629	9,112	6		9
Net Income	2,264	1,666	1,418	433	3,027	36		(25)

Per Common Share:
Net Income Per Share — Diluted	$0.63	$0.46	$0.39	$0.12	$0.84	37		(25)
Cash Dividends Declared Per Share	0.34	0.34	0.34	0.34	0.34	—		—
Book Value Per Share	29.78	29.61	29.42	29.06	29.73	1		—
Closing Share Price	34.60	39.01	39.73	38.77	41.95	(11)		(18)

Common Shares Outstanding:
Average — Diluted	3,569.8	3,602.0	3,592.0	3,588.6	3,590.4	(1)		(1)
Common Shares at Period-end	3,525.3	3,556.2	3,564.1	3,559.0	3,567.0	(1)		(1)

SELECTED RATIOS:
Return on Common Equity (“ROE”) (a)	9%	6%	5%	2%	12%	300	bp	(300	) bp
Return on Equity-Goodwill (“ROE-GW”) (a) (b)	15	11	9	3	20	400		(500)
Return on Assets (“ROA”) (a) (c)	0.79	0.57	0.50	0.15	1.08	22		(29)
Tier 1 Capital Ratio	8.6 (d)	8.7	8.6	8.6	8.8	(10)		(20)
Total Capital Ratio	12.0 (d)	12.2	12.0	11.8	12.0	(20)		—

SELECTED BALANCE SHEET DATA (Period-end)
Total Assets	$1,178,305	$1,157,248	$1,138,469	$1,153,304	$1,156,905	2%		2%
Wholesale Loans	137,401	135,067	132,344	133,011	133,831	2		3
Consumer Loans	265,268	267,047	261,357	225,557	218,924	(1)		21
Deposits	531,379	521,456	496,454	511,386	503,199	2		6
Common Stockholders’ Equity	105,001	105,314	104,844	103,439	106,041	—		(1)

Headcount	164,381	160,968	162,275	165,608	167,052	2		(2)

LINE OF BUSINESS EARNINGS
Investment Bank	$1,325	$660	$627	$1,016	$1,351	101		(2)
Retail Financial Services	988	775	822	938	744	27		33
Card Services	522	515	421	409	336	1		55
Commercial Banking	243	254	215	234	289	(4)		(16)
Treasury & Securities Services	245	145	96	103	93	69		163
Asset & Wealth Management	276	263	197	190	229	5		21
Corporate (e)	(687)	(296)	(219)	(103)	(15)	(132)		NM

Total Operating Earnings	2,912	2,316	2,159	2,787	3,027	26		(4)
Reconciling Items (After-Tax):
Merger Costs	(90)	(324)	(462)	(60)	—	72		NM
Litigation Reserve Charge	(558)	—	—	(2,294)	—	NM		NM
Accounting Policy Conformity	—	(326)	(279)	—	—	NM		NM

Net Income	$2,264	$1,666	$1,418	$433	$3,027	36		(25)

(a)	Based on annualized amounts.
(b)
Net income applicable to common stock / Total average common equity (net of goodwill). The Firm uses return on equity less goodwill, a non-GAAP financial measure, to evaluate the operating performance of the Firm. The Firm utilizes this measure to facilitate operating comparisons to other competitors.

(c)	U.S. GAAP earnings / Total average assets
(d)	Estimated.
(e)	Includes Treasury, Private Equity, Support Units and the net effects remaining at the corporate level after the implementation of management accounting policies.

JPMORGAN CHASE & CO. STATEMENTS OF INCOME — REPORTED BASIS (in millions, except per share, ratio and headcount data)

				PRO FORMA COMBINED		1QTR 2005
	1QTR	4QTR	3QTR	2QTR	1QTR	Change
	2005	2004	2004	2004	2004	4QTR 2004		1QTR 2004
REVENUE
Investment Banking Fees	$993	$1,073	$879	$939	$744	(7	) %	33%
Trading Revenue (a)	1,859	611	408	968	1,777	204		5
Lending & Deposit Related Fees	820	903	943	957	941	(9)		(13)
Asset Management, Administration and Commissions	2,455	2,285	2,141	2,258	2,295	7		7
Securities / Private Equity Gains (Losses)	(45)	569	413	403	587	NM		NM
Mortgage Fees and Related Income	405	130	277	360	258	212		57
Credit Card Income	1,734	1,822	1,782	1,686	1,556	(5)		11
Other Income	201	228	210	434	338	(12)		(41)

Noninterest Revenue	8,422	7,621	7,053	8,005	8,496	11		(1)

Interest Income	10,632	9,862	9,493	8,736	8,854	8		20
Interest Expense	5,407	4,533	4,041	3,462	3,543	19		53

Net Interest Income	5,225	5,329	5,452	5,274	5,311	(2)		(2)

TOTAL NET REVENUE	13,647	12,950	12,505	13,279	13,807	5		(1)

Provision for Credit Losses	427	1,157	1,169	248	153	(63)		179

NONINTEREST EXPENSE
Compensation Expense	4,702	4,211	4,050	4,227	4,567	12		3
Occupancy Expense	525	609	604	596	594	(14)		(12)
Technology and Communications Expense	920	1,051	1,046	960	989	(12)		(7)
Professional & Outside Services	1,074	1,191	1,103	1,106	1,197	(10)		(10)
Marketing	483	428	506	521	489	13		(1)
Other Expense	805	981	920	1,037	885	(18)		(9)
Amortization of Intangibles	383	392	396	392	391	(2)		(2)

Total Noninterest Expense before Merger Costs and Litigation Reserve Charge	8,892	8,863	8,625	8,839	9,112	—		(2)
Merger Costs	145	523	752	90	—	(72)		NM
Litigation Reserve Charge	900	—	—	3,700	—	NM		NM

TOTAL NONINTEREST EXPENSE	9,937	9,386	9,377	12,629	9,112	6		9

Income before Income Tax Expense	3,283	2,407	1,959	402	4,542	36		(28)
Income Tax Expense (Benefit)	1,019	741	541	(31)	1,515	38		(33)

NET INCOME	$2,264	$1,666	$1,418	$433	$3,027	36		(25)

NET INCOME APPLICABLE TO COMMON STOCK	$2,259	$1,653	$1,405	$420	$3,014	37		(25)

NET INCOME PER COMMON SHARE
Basic Earnings per Share	$0.64	$0.47	$0.40	$0.12	$0.86	36		(26)
Diluted Earnings per Share	0.63	0.46	0.39	0.12	0.84	37		(25)

Average Basic Shares	3,517.5	3,514.7	3,513.5	3,509.4	3,503.7	—		—
Average Diluted Shares	3,569.8	3,602.0	3,592.0	3,588.6	3,590.4	(1)		(1)

FINANCIAL RATIOS
ROE	9%	6%	5%	2%	12%	300	bp	(300	) bp
ROE-GW	15	11	9	3	20	400		(500)
ROA	0.79	0.57	0.50	0.15	1.08	22		(29)
Effective Income Tax Rate	31	31	28	8	33	—		(200)
Overhead Ratio	73	72	75	95	66	100		700

Headcount	164,381	160,968	162,275	165,608	167,052	2%		(2)%

(a)	Trading NII is not included in trading revenue. See page 10 for additional details.

JPMORGAN CHASE & CO. CONSOLIDATED BALANCE SHEETS (in millions)

						Mar 31, 2005
				PRO FORMA COMBINED		Change
	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Mar 31
	2005	2004	2004	2004	2004	2004	2004
ASSETS
Cash and Due from Banks	$37,593	$35,168	$30,815	$38,193	$35,094	7%	7%
Deposits with Banks	14,331	21,680	33,082	46,445	40,380	(34)	(65)
Federal Funds Sold and Securities Purchased under Resale Agreements	132,751	101,354	96,031	112,236	87,501	31	52
Securities Borrowed	53,174	47,428	50,546	45,725	51,923	12	2
Trading Assets:
Debt and Equity Instruments	230,725	222,832	214,852	190,772	198,269	4	16
Derivative Receivables	60,388	65,982	57,795	55,086	63,898	(8)	(5)
Securities	75,251	94,512	92,816	135,427	155,239	(20)	(52)
Interests in Purchased Receivables	28,484	31,722	30,479	30,184	28,912	(10)	(1)
Loans (Net of Allowance for Loan Losses)	395,734	394,794	386,208	351,478	345,312	—	15
Private Equity Investments	7,333	7,735	8,547	9,149	9,390	(5)	(22)
Accrued Interest and Accounts Receivable	21,098	21,409	19,876	21,712	19,947	(1)	6
Premises and Equipment	9,344	9,145	8,880	8,992	9,028	2	4
Goodwill	43,440	43,203	42,947	43,016	43,018	1	1
Other Intangible Assets:
Mortgage Servicing Rights	5,663	5,080	5,168	5,797	4,268	11	33
Purchased Credit Card Relationships	3,703	3,878	4,055	4,527	4,608	(5)	(20)
All Other Intangibles	5,514	5,726	5,945	5,873	5,899	(4)	(7)
Other Assets	53,779	45,600	50,427	48,692	54,219	18	(1)

TOTAL ASSETS	$1,178,305	$1,157,248	$1,138,469	$1,153,304	$1,156,905	2	2

LIABILITIES
Deposits:
U.S. Offices:
Noninterest-Bearing	$130,533	$129,257	$122,054	$130,740	$123,891	1	5
Interest-Bearing	271,592	261,673	254,611	248,499	248,231	4	9
Non-U.S. Offices:
Noninterest-Bearing	6,669	6,931	7,259	7,867	8,321	(4)	(20)
Interest-Bearing	122,585	123,595	112,530	124,280	122,756	(1)	—

Total Deposits	531,379	521,456	496,454	511,386	503,199	2	6
Federal Funds Purchased and Securities Sold under Repurchase Agreements	137,062	127,787	167,313	159,875	163,329	7	(16)
Commercial Paper	13,063	12,605	10,307	15,370	15,707	4	(17)
Other Borrowed Funds	10,124	9,039	9,454	11,920	14,177	12	(29)
Trading Liabilities:
Debt and Equity Instruments	96,090	87,942	78,767	82,625	82,843	9	16
Derivative Payables	57,626	63,265	52,307	46,620	58,127	(9)	(1)
Accounts Payable, Accrued Expenses and Other Liabilities (including the Allowance for Lending-Related Commitments)	72,183	75,722	68,675	75,449	67,344	(5)	7
Beneficial Interests Issued by Consolidated VIEs	44,827	48,061	45,840	44,873	44,295	(7)	1
Long-Term Debt	99,329	95,422	91,754	90,693	94,102	4	6
Junior Subordinated Deferrable Interest Debentures Held by Trusts that Issued Guaranteed Capital Debt Securities	11,282	10,296	11,745	10,045	6,732	10	68

TOTAL LIABILITIES	1,072,965	1,051,595	1,032,616	1,048,856	1,049,855	2	2

STOCKHOLDERS’ EQUITY
Preferred Stock	339	339	1,009	1,009	1,009	—	(66)
Common Stock	3,598	3,585	3,576	3,560	3,553	—	1
Capital Surplus	73,394	72,801	72,183	71,469	71,677	1	2
Retained Earnings	31,253	30,209	29,779	29,596	30,878	3	1
Accumulated Other Comprehensive Income (Loss)	(623)	(208)	(242)	(911)	177	(200)	NM
Treasury Stock, at Cost	(2,621)	(1,073)	(452)	(275)	(244)	(144)	NM

TOTAL STOCKHOLDERS’ EQUITY	105,340	105,653	105,853	104,448	107,050	—	(2)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,178,305	$1,157,248	$1,138,469	$1,153,304	$1,156,905	2	2

JPMORGAN CHASE & CO. CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS (in millions, except rates)

				PRO FORMA COMBINED		1QTR 2005
	1QTR	4QTR	3QTR	2QTR	1QTR	Change
	2005	2004	2004	2004	2004	4QTR 2004		1QTR 2004
AVERAGE BALANCES
ASSETS
Deposits with Banks	$15,232	$31,799	$34,166	$30,480	$25,052	(52	) %	(39)%
Federal Funds Sold and Securities Purchased under Resale Agreements	121,189	104,038	102,042	93,955	89,827	16		35
Securities Borrowed	52,449	47,663	47,087	55,778	51,828	10		1
Trading Assets — Debt Instruments	187,669	186,013	170,663	159,783	176,576	1		6
Securities	93,438	92,294	94,720	143,860	145,831	1		(36)
Interests in Purchased Receivables	29,277	30,491	28,917	28,982	33,681	(4)		(13)
Loans	398,494	400,841	390,753	359,871	351,189	(1)		13

Total Interest-Earning Assets	897,748	893,139	868,348	872,709	873,984	1		3
Trading Assets — Equity Instruments	43,717	35,803	30,275	38,934	20,002	22		119
All Other Noninterest-Earning Assets	221,353	225,946	218,712	232,608	231,163	(2)		(4)

TOTAL ASSETS	$1,162,818	$1,154,888	$1,117,335	$1,144,251	$1,125,149	1		3

LIABILITIES
Interest-Bearing Deposits	$388,355	$377,368	$365,104	$376,087	$357,525	3		9
Federal Funds Purchased and Securities Sold under Repurchase Agreements	151,335	158,633	163,206	166,544	162,284	(5)		(7)
Commercial Paper	12,665	10,885	12,497	14,625	13,776	16		(8)
Other Borrowings (a)	98,259	89,674	84,387	84,757	88,665	10		11
Beneficial Interests Issued by Consolidated VIEs	45,294	46,366	43,308	44,516	48,026	(2)		(6)
Long-Term Debt	108,004	104,599	101,060	99,570	98,627	3		10

Total Interest-Bearing Liabilities	803,912	787,525	769,562	786,099	768,903	2		5
Noninterest-Bearing Liabilities	253,222	261,487	242,395	251,917	250,901	(3)		1

TOTAL LIABILITIES	1,057,134	1,049,012	1,011,957	1,038,016	1,019,804	1		4

Preferred Stock	339	1,002	1,009	1,009	1,009	(66)		(66)
Common Stockholders’ Equity	105,345	104,874	104,369	105,226	104,336	—		1

TOTAL STOCKHOLDERS’ EQUITY	105,684	105,876	105,378	106,235	105,345	—		—

TOTAL LIABILITIES, PREFERRED STOCK AND STOCKHOLDERS’ EQUITY	$1,162,818	$1,154,888	$1,117,335	$1,144,251	$1,125,149	1		3

AVERAGE RATES
INTEREST-EARNING ASSETS
Deposits with Banks	4.11%	2.60%	1.53%	1.72%	1.73%	151	bp	238	bp
Federal Funds Sold and Securities Purchased under Resale Agreements	2.43	2.03	1.85	1.43	1.43	40		100
Securities Borrowed	1.71	1.34	1.01	0.67	0.79	37		92
Trading Assets — Debt and Equity Instruments	4.89	4.44	4.64	4.36	4.32	45		57
Securities	4.93	4.43	4.42	4.73	4.39	50		54
Interests in Purchased Receivables	2.58	2.11	1.63	1.26	1.23	47		135
Loans	6.11	5.66	5.67	5.18	5.38	45		73
Total Interest-Earning Assets	4.83	4.40	4.33	4.00	4.06	43		77

INTEREST-BEARING LIABILITIES
Interest-Bearing Deposits	2.07	1.75	1.43	1.29	1.36	32		71
Federal Funds Purchased and Securities Sold under Repurchase Agreements	2.46	1.95	1.52	1.17	1.24	51		122
Commercial Paper	2.62	2.26	1.49	0.96	0.96	36		166
Other Borrowings (a)	5.06	4.13	5.16	4.45	4.47	93		59
Beneficial Interests Issued by Consolidated VIEs	2.44	1.97	1.58	1.46	1.26	47		118
Long-Term Debt	3.47	3.31	3.10	2.56	2.71	16		76
Total Interest-Bearing Liabilities	2.73	2.29	2.09	1.77	1.85	44		88

INTEREST RATE SPREAD	2.10%	2.11%	2.24%	2.23%	2.21%	(1)		(11)

NET YIELD ON INTEREST-EARNING ASSETS	2.39%	2.38%	2.48%	2.41%	2.43%	1		(4)

NET YIELD ON INTEREST-EARNING ASSETS ADJUSTED FOR SECURITIZATIONS	2.95%	2.95%	3.05%	3.14%	3.15%	—		(20)

(a)	Includes securities sold but not yet purchased.

OPERATING BASIS

In addition to analyzing the Firm’s results on a reported basis, management reviews the line of business results on an “operating basis,” which is a non-GAAP financial measure. The definition of operating basis starts with the reported U.S. GAAP results. In the case of the IB, operating basis noninterest revenue includes, in Trading Revenue, net interest income related to trading activities. Trading activities generate revenues, which are recorded for U.S. GAAP purposes in two line items on the income statement: Trading Revenue, which includes the mark-to-market gains or losses on trading positions; and Net Interest Income, which includes the interest income or expense related to those positions. Combining both the trading revenue and related net interest income enables management to evaluate IB’s trading activities, by considering all revenue related to these activities, and facilitates operating comparisons to other competitors. In the case of Card Services, operating or managed basis excludes the impact of credit card securitizations on revenue, the Provision for Credit Losses, net charge-offs and receivables. JPMorgan Chase uses the concept of “managed receivables” to evaluate the credit performance of the underlying credit card loans, both sold and not sold: as the same borrower is continuing to use the credit card for ongoing charges, a borrower’s credit performance will impact both the receivables sold under SFAS 140 and those not sold. Thus, in its disclosures regarding managed receivables, JPMorgan Chase treats the sold receivables as if they were still on the balance sheet in order to disclose the credit performance (such as net charge-off rates) of the entire managed credit card portfolio.

In addition, operating basis excludes the Merger Costs, the Litigation Reserve Charge and Accounting Policy Conformity Adjustments related to the Merger, as management believes these items are not part of the Firm’s normal daily business operations (and, therefore, not indicative of trends), and do not provide meaningful comparisons with other periods.

Finally, Operating revenue (Noninterest Revenue and Net interest income) for each of the segments and the Firm is presented on a tax-equivalent basis. Accordingly, revenue from tax-exempt securities and investments that receive tax credits are presented in the operating results on a basis comparable to taxable securities and investments. This allows management to assess the comparability of revenues arising from both taxable and tax-exempt sources. The corresponding tax impact related to these items is recorded within Income tax expense. In the first quarter of 2005, the Corporate sector’s and the Firm’s results have been restated to be presented on a tax-equivalent basis. Previously, only the segments’ operating results were presented on a tax- equivalent basis, and the impact of the segments’ tax-equivalent adjustments was eliminated in the Corporate sector. This restatement had no impact on the Corporate sector’s or the Firm’s operating earnings.

JPMORGAN CHASE & CO. RECONCILIATION FROM REPORTED TO OPERATING BASIS SUMMARY (in millions)

JPMorgan Chase prepares its Consolidated financial statements using accounting principles generally accepted in the United States of America (“U.S. GAAP”), which is referred to as “reported basis.” This presentation provides the reader with an understanding of the Firm’s results that can be consistently tracked from year to year and enables comparisons to the Firm’s performance with other companies’ U.S. GAAP financial statements. In additional to analyzing the Firm’s results on a reported basis, management reviews line-of-business results on an “operating basis,” which is a non-GAAP financial measure. The financial information that is presented on the following pages is presented on an operating basis; for additional information, see the previous page for a more detailed definition of operating basis and the Appendix.

				PRO FORMA COMBINED		1QTR 2005
	1QTR	4QTR	3QTR	2QTR	1QTR	Change
	2005	2004	2004	2004	2004	4QTR 2004	1QTR 2004
TOTAL NET REVENUE
Total Net Revenue — Reported	$13,647	$12,950	$12,505	$13,279	$13,807	5%	(1	) %
Impact of:
Credit Card Securitizations	917	1,011	928	1,358	1,324	(9)	(31)
Accounting Policy Conformity Adjustments	—	—	118	—	—	NM	NM
Tax Equivalent Adjustments	176	188	28	139	125	(6)	41

Total Net Revenue — Operating	$14,740	$14,149	$13,579	$14,776	$15,256	4	(3)

PROVISION FOR CREDIT LOSSES
Provision for Credit Losses — Reported	$427	$1,157	$1,169	$248	$153	(63)	179
Impact of:
Credit Card Securitizations	917	1,011	928	1,358	1,324	(9)	(31)
Accounting Policy Conformity Adjustments	—	(525)	(333)	—	—	NM	NM

Provision for Credit Losses — Operating	$1,344	$1,643	$1,764	$1,606	$1,477	(18)	(9)

TOTAL NONINTEREST EXPENSE
Total Noninterest Expense — Reported	$9,937	$9,386	$9,377	$12,629	$9,112	6	9
Impact of:
Merger Costs	(145)	(523)	(752)	(90)	—	72	NM
Litigation Reserve Charges	(900)	—	—	(3,700)	—	NM	NM

Total Noninterest Expense — Operating	$8,892	$8,863	$8,625	$8,839	$9,112	—	(2)

INCOME TAX EXPENSE
Income Tax Expense — Reported	$1,019	$741	$541	$(31)	$1,515	38	(33)
Impact of:
Merger Costs	55	199	290	30	—	(72)	NM
Litigation Reserve Charges	342	—	—	1,406	—	NM	NM
Accounting Policy Conformity Adjustments	—	199	172	—	—	NM	NM
Tax Equivalent Adjustments	176	188	28	139	125	(6)	41

Income Tax Expense — Operating	$1,592	$1,327	$1,031	$1,544	$1,640	20	(3)

NET INCOME
Net Income — Reported	$2,264	$1,666	$1,418	$433	$3,027	36	(25)
Impact of:
Merger Costs	90	324	462	60	—	(72)	NM
Litigation Reserve Charges	558	—	—	2,294	—	NM	NM
Accounting Policy Conformity Adjustments	—	326	279	—	—	NM	NM

Net Income — Operating	$2,912	$2,316	$2,159	$2,787	$3,027	26	(4)

JPMORGAN CHASE & CO. STATEMENTS OF INCOME — OPERATING BASIS (in millions, except per share and ratio data)

				PRO FORMA COMBINED		1QTR 2005
	1QTR	4QTR	3QTR	2QTR	1QTR	Change
	2005	2004	2004	2004	2004	4Q 2004		1Q 2004
REVENUE
Investment Banking Fees	$993	$1,073	$879	$939	$744	(7	) %	33%
Trading-Related Revenue (Including Trading NII)	2,187	1,122	832	1,407	2,353	95		(7)
Lending & Deposit Related Fees	820	903	943	957	941	(9)		(13)
Asset Management, Administration and Commissions	2,455	2,285	2,141	2,258	2,295	7		7
Securities / Private Equity Gains (Losses)	(45)	569	413	403	587	NM		NM
Mortgage Fees and Related Income	405	130	277	360	258	212		57
Credit Card Income	919	1,036	934	975	807	(11)		14
Other Income	316	407	389	559	459	(22)		(31)

Noninterest Revenue	8,050	7,525	6,808	7,858	8,444	7		(5)

Interest Income	12,592	11,233	11,000	10,530	10,509	12		20
Interest Expense	5,902	4,609	4,229	3,612	3,697	28		60

Net Interest Income	6,690	6,624	6,771	6,918	6,812	1		(2)

TOTAL NET REVENUE	14,740	14,149	13,579	14,776	15,256	4		(3)

Managed Provision for Credit Losses	1,344	1,643	1,764	1,606	1,477	(18)		(9)

NONINTEREST EXPENSE
Compensation Expense	4,702	4,211	4,050	4,227	4,567	12		3
Occupancy Expense	525	609	604	596	594	(14)		(12)
Technology and Communications Expense	920	1,051	1,046	960	989	(12)		(7)
Professional & Outside Services	1,074	1,191	1,103	1,106	1,197	(10)		(10)
Marketing	483	428	506	521	489	13		(1)
Other Expense	805	981	920	1,037	885	(18)		(9)
Amortization of Intangibles	383	392	396	392	391	(2)		(2)

TOTAL NONINTEREST EXPENSE	8,892	8,863	8,625	8,839	9,112	—		(2)

Operating Earnings before Income Tax Expense	4,504	3,643	3,190	4,331	4,667	24		(3)
Income Tax Expense	1,592	1,327	1,031	1,544	1,640	20		(3)

OPERATING EARNINGS	$2,912	$2,316	$2,159	$2,787	$3,027	26		(4)

Operating Earnings Per Common Share
Diluted EPS	$0.81	$0.64	$0.60	$0.77	$0.84	27		(4)

Operating Financial Ratios
ROE	11%	9%	8%	11%	12%	200	bp	(100	) bp
ROE-GW	19	15	14	18	20	400		(100)
ROA	0.96	0.75	0.72	0.92	1.02	21		(6)
Effective Income Tax Rate	35	36	32	36	35	(100)		—
Overhead Ratio	60	63	64	60	60	(300)		—

RECONCILIATION OF OPERATING EARNINGS PER SHARE TO NET INCOME PER SHARE — DILUTED
Operating Earnings	$0.81	$0.64	$0.60	$0.77	$0.84	27%		(4	) %
Reconciling Items (Net of Taxes):
Merger Costs	(0.03)	(0.09)	(0.13)	(0.02)	—	67		NM
Litigation Reserve Charge	(0.15)	—	—	(0.63)	—	NM		NM
Accounting Policy Conformity	—	(0.09)	(0.08)	—	—	NM		NM

Net Income	$0.63	$0.46	$0.39	$0.12	$0.84	37		(25)

JPMORGAN CHASE & CO. LINE OF BUSINESS FINANCIAL HIGHLIGHTS — OPERATING BASIS (in millions, except ratio data)

				PRO FORMA COMBINED		1QTR 2005
	1QTR	4QTR	3QTR	2QTR	1QTR	Change
	2005	2004	2004	2004	2004	4QTR 2004		1QTR 2004
REVENUE
Investment Bank	$4,180	$3,201	$2,701	$3,397	$4,207	31%		(1	) %
Retail Financial Services	3,847	3,545	3,800	3,947	3,784	9		2
Card Services	3,779	3,830	3,771	3,776	3,624	(1)		4
Commercial Banking	850	885	833	866	833	(4)		2
Treasury & Securities Services	1,482	1,413	1,339	1,368	1,280	5		16
Asset & Wealth Management	1,361	1,310	1,193	1,185	1,213	4		12
Corporate	(759)	(35)	(58)	237	315	NM		NM

TOTAL NET REVENUE	$14,740	$14,149	$13,579	$14,776	$15,256	4		(3)

OPERATING EARNINGS
Investment Bank	$1,325	$660	$627	$1,016	$1,351	101		(2)
Retail Financial Services	988	775	822	938	744	27		33
Card Services	522	515	421	409	336	1		55
Commercial Banking	243	254	215	234	289	(4)		(16)
Treasury & Securities Services	245	145	96	103	93	69		163
Asset & Wealth Management	276	263	197	190	229	5		21
Corporate	(687)	(296)	(219)	(103)	(15)	(132)		NM

TOTAL OPERATING EARNINGS	$2,912	$2,316	$2,159	$2,787	$3,027	26		(4)

AVERAGE EQUITY (a)
Investment Bank	$20,000	$20,000	$20,000	$20,000	$20,000	—		—
Retail Financial Services	13,100	13,050	13,050	13,050	13,050	—		—
Card Services	11,800	11,800	11,800	11,800	11,800	—		—
Commercial Banking	3,400	3,400	3,400	3,400	3,400	—		—
Treasury & Securities Services	1,900	1,900	1,900	1,900	1,900	—		—
Asset & Wealth Management	2,400	2,400	2,400	2,400	2,400	—		—
Corporate (b)	52,745	52,324	51,819	52,676	51,786	1		2

TOTAL AVERAGE EQUITY	$105,345	$104,874	$104,369	$105,226	$104,336	—		1

RETURN ON EQUITY (a)
Investment Bank	27%	13%	12%	20%	27%	1,400	bp	—	bp
Retail Financial Services	31	24	25	29	23	700		800
Card Services	18	17	14	14	11	100		700
Commercial Banking	29	30	25	28	34	(100)		(500)
Treasury & Securities Services	52	30	20	22	20	2,200		3,200
Asset & Wealth Management	47	44	33	32	38	300		900
JPMC ROE	11	9	8	11	12	200		(100)
JPMC ROE-GW	19	15	14	18	20	400		(100)

(a)
As a result of the Merger, new capital allocation methodologies were implemented during the third quarter of 2004. The capital allocated to each line of business considers several factors: stand-alone peer comparables, economic risk measures and regulatory capital requirements. In addition, effective with the third quarter of 2004, goodwill, as well as the associated capital, is only allocated to the Corporate line of business. Prior periods have not been revised to reflect these new methodologies and also may not be comparable to the presentation beginning in the third quarter of 2004.

(b)	Effective with the third quarter of 2004, all goodwill is allocated to the Corporate line of business. Prior to the third quarter of 2004, goodwill was allocated to the various lines of business.

JPMORGAN CHASE & CO. INVESTMENT BANK FINANCIAL HIGHLIGHTS (in millions, except ratio and rankings data)

				PRO FORMA COMBINED		1QTR 2005
	1QTR	4QTR	3QTR	2QTR	1QTR	Change
	2005	2004	2004	2004	2004	4QTR 2004		1QTR 2004
INCOME STATEMENT
REVENUE
Investment Banking Fees:
Advisory	$263	$250	$273	$269	$147	5%		79%
Equity Underwriting	239	213	170	223	179	12		34
Debt Underwriting	483	617	468	445	417	(22)		16

Total Investment Banking Fees	985	1,080	911	937	743	(9)		33

Trading-Related Revenue: (a)
Fixed Income and Other	1,915	1,173	657	1,361	1,940	63		(1)
Equities	225	(42)	220	(88)	333	NM		(32)
Credit Portfolio	59	(44)	(35)	55	54	NM		9

Total Trading-Related Revenue	2,199	1,087	842	1,328	2,327	102		(6)

Lending & Deposit Related Fees	157	176	155	172	155	(11)		1
Asset Management, Administration and Commissions	408	346	313	357	405	18		1
Other Income	127	178	91	128	105	(29)		21

Noninterest Revenue	3,876	2,867	2,312	2,922	3,735	35		4
Net Interest Income (a)	304	334	389	475	472	(9)		(36)

TOTAL NET REVENUE (b)	4,180	3,201	2,701	3,397	4,207	31		(1)

Provision for Credit Losses	(366)	(173)	(151)	(315)	(303)	(112)		(21)
Credit Reimbursement from TSS (c)	38	43	43	43	43	(12)		(12)

NONINTEREST EXPENSE
Compensation Expense	1,616	1,389	992	1,240	1,492	16		8
Noncompensation Expense	909	1,001	932	935	936	(9)		(3)

TOTAL NONINTEREST EXPENSE	2,525	2,390	1,924	2,175	2,428	6		4

Operating Earnings Before Income Tax Expense	2,059	1,027	971	1,580	2,125	100		(3)
Income Tax Expense (Benefit)	734	367	344	564	774	100		(5)

OPERATING EARNINGS	$1,325	$660	$627	$1,016	$1,351	101		(2)

FINANCIAL RATIOS
ROE	27%	13%	12%	20%	27%	1,400	bp	—	bp
ROA	0.95	0.49	0.50	0.81	1.09	46		(14)
Overhead Ratio	60	75	71	64	58	(1,500)		200
Compensation Expense as a % of Total Net Revenue	39	43	37	37	35	(400)		400

	YTD	Full Year
	2005	2004
MARKET SHARE / RANKINGS (d)
Global Debt, Equity and Equity-Related	6% / #5	7% / #3
Global Syndicated Loans	13% / #1	19% / #1
Global Long-Term Debt	6% / #5	7% / #2
Global Equity and Equity-Related	10% / #4	6% / #6
Global Announced M&A	25% / #4	25% / #3
U.S. Debt, Equity and Equity-Related	7% / #4	8% / #5
U.S. Syndicated Loans	27% / #1	32% / #1
U.S. Long-Term Debt	7% / #4	12% / #2
U.S. Equity and Equity-Related	11% / #4	8% / #6
U.S. Announced M&A	22% / #6	33% / #1

(a)
Trading revenue, on a reported basis, excludes the impact of net interest income related to IB’s trading activities; this income is recorded in Net interest income. However, in this presentation, to assess the profitability of IB’s trading business, the Firm combines these revenues for segment reporting. The amount reclassified from Net interest income to Trading revenue was $324 million, $511 million, $430 million, $427 million and $581 million during the quarters ended March 31, 2005, December 31, 2004, September 30, 2004, June 30, 2004 and March 31, 2004, respectively.

(b)
Total net revenue includes tax equivalent adjustments of $155 million, $167 million, $9 million, $115 million and $100 million for the quarters ended March 31, 2005, December 31, 2004, September 30, 2004, June 30, 2004, and March 31, 2004, respectively.

(c)	TSS is charged a credit reimbursement related to certain exposures managed within the IB credit portfolio on behalf of clients shared with TSS.
(d)
Derived from Thomson Financial Securities Data. Global announced M&A is based on rank value; all other rankings are based on proceeds, with full credit to each book manager/equal if joint. Because of joint assignments, market share of all participants will add up to more than 100%. The market share and rankings are presented on a combined basis reflecting the merger of JPMorgan Chase and Bank One, as disclosed by Thomson Financial Securities Data.

JPMORGAN CHASE & CO. INVESTMENT BANK FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except headcount and ratio data)

					PRO FORMA COMBINED		1QTR 2005
	1QTR		4QTR	3QTR	2QTR	1QTR	Change
	2005		2004	2004	2004	2004	4QTR 2004		1QTR 2004
REVENUE BY BUSINESS
Investment Banking Fees	$985		$1,080	$911	$937	$743	(9	) %	33%
Fixed Income Markets	2,289		1,530	1,115	1,815	2,330	50		(2)
Equities Markets	556		243	455	194	674	129		(18)
Credit Portfolio	350		348	220	451	460	1		(24)

Total Net Revenue	$4,180		$3,201	$2,701	$3,397	$4,207	31		(1)

REVENUE BY REGION
Americas	$2,224		$1,829	$1,591	$1,936	$2,376	22		(6)
Europe/Middle East/Africa	1,535		1,013	741	1,042	1,307	52		17
Asia/Pacific	421		359	369	419	524	17		(20)

Total Net Revenue	$4,180		$3,201	$2,701	$3,397	$4,207	31		(1)

SELECTED BALANCE SHEET (Average)
Total Assets (a)	$566,778		$533,898	$496,347	$503,396	$496,529	6		14
Trading Assets — Debt and Equity Instruments (b)	225,367		219,466	197,150	192,940	186,679	3		21
Trading Assets — Derivative Receivables	63,574		65,417	60,465	56,151	61,664	(3)		3
Loans (c)	47,468		47,674	45,779	48,968	49,318	—		(4)
Adjusted Assets (d)	445,840		432,085	401,010	398,643	397,473	3		12
Equity	20,000		20,000	20,000	20,000	20,000	—		—

Headcount	17,993		17,478	17,420	17,795	17,088	3		5

CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs	$(5)		$14	$(16)	$3	$24	NM		NM
Nonperforming Assets
- Nonperforming Loans (e)	814		954	1,075	1,345	1,703	(15)		(52)
- Other Nonperforming Assets	242		242	246	339	357	—		(32)
Allowance for Loan Losses	1,191		1,547	1,841	1,382	1,698	(23)		(30)
Allowance for Lending Related Commitments	296		305	358	447	479	(3)		(38)

Net Charge-off Rate (c)	(0.05	) %	0.14%	(0.17)%	0.03%	0.22%	(19	) bp	(27	) bp
Allowance for Loan Losses to Average Loans (c)	3.03		3.87	4.78	3.16	3.90	(84)		(87)
Allowance for Loan Losses to Nonperforming Loans (e)	147		163	172	103	101	(1,600)		4,600
Nonperforming Loans to Average Loans	1.71		2.00	2.35	2.75	3.45	(29)		(174)

MARKET RISK — AVERAGE TRADING AND CREDIT PORTFOLIO VAR (f) (g)
Trading Activities:
Fixed Income (f)	$57		$68	$80	NA	NA	(16	) %	NM
Foreign Exchange	23		18	13	NA	NA	28		NM
Equities	18		20	25	NA	NA	(10)		NM
Commodities and Other	10		9	10	NA	NA	11		NM
Diversification	(43)		(42)	(43)	NA	NA	(2)		NM

Total Trading VAR	65		73	85	NA	NA	(11)		NM

Credit Portfolio VAR (g)	13		13	13	NA	NA	—		NM
Diversification	(8)		(7)	(9)	NA	NA	(14)		NM

Total Trading and Credit Portfolio VAR	$70		$79	$89	NA	NA	(11)		NM

(a)	Total average assets include the Firm’s Excess Liquidity Program investments of $14 billion and $2 billion for the quarters ended March 31, 2005 and December 31, 2004, respectively.
(b)	Prior periods have been restated to conform with current presentation.
(c)
Loans include loans held for sale of $8,154 million, $7,684 million, $7,281 million, $5,259 million and $5,742 million for the quarters ended March 31, 2005, December 31, 2004, September 30, 2004, June 30, 2004 and March 31, 2004, respectively. These amounts are not included in the allowance coverage ratios and net charge-off rates.

(d)
Adjusted assets, a non-GAAP financial measure, equals total assets minus (1) securities purchased under resale agreements and securities borrowed less securities sold, not yet purchased, (2) assets of VIEs consolidated under FIN 46R, (3) cash and securities segregated and on deposit for regulatory and other purposes and (4) goodwill and intangibles. The amount of adjusted assets is presented to assist the reader in comparing the IB’s asset and capital levels to other investment banks in the securities industry. Asset to equity leverage ratios are commonly used as one measure to assess a company’s capital adequacy. The IB believes an adjusted asset amount, which excludes certain assets considered to have a low risk profile, provides a more meaningful measure of balance sheet leverage in the securities industry.

(e)
Nonperforming loans include loans held for sale of $2 million, $2 million, $4 million, $2 million and $30 million as of March 31, 2005, December 31, 2004, September 30, 2004, June 30, 2004 and March 31, 2004, respectively. These amounts are not included in the allowance coverage ratios.

(f)	Includes all mark-to-market trading activities, plus available-for-sale securities held for IB investing purposes.
(g)
Includes VAR on derivative credit valuation adjustments, credit valuation adjustment hedges and mark-to-market loan hedges, which are reported in Trading Revenue. This VAR does not include the accrual loan portfolio, which is not marked to market.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS (in millions, except ratio and headcount data)

				PRO FORMA COMBINED		1QTR 2005
	1QTR	4QTR	3QTR	2QTR	1QTR	Change
	2005	2004	2004	2004	2004	4QTR 2004		1QTR 2004
INCOME STATEMENT
REVENUE
Lending & Deposit Related Fees	$340	$373	$395	$375	$358	(9	) %	(5)%
Asset Management, Administration and Commissions	351	323	331	338	357	9		(2)
Securities / Private Equity Gains (Losses)	10	(89)	6	—	—	NM		NM
Mortgage Fees and Related Income	411	162	255	398	261	154		57
Credit Card Income	94	97	89	89	75	(3)		25
Other Income	(12)	27	18	65	4	NM		NM

Noninterest Revenue	1,194	893	1,094	1,265	1,055	34		13
Net Interest Income	2,653	2,652	2,706	2,608	2,625	—		1

TOTAL NET REVENUE	3,847	3,545	3,800	3,873	3,680	9		5

Provision for Credit Losses	94	78	239	175	197	21		(52)

NONINTEREST EXPENSE
Compensation Expense	822	807	855	840	897	2		(8)
Noncompensation Expense	1,215	1,276	1,250	1,297	1,349	(5)		(10)
Amortization of Intangibles	125	132	133	133	133	(5)		(6)

TOTAL NONINTEREST EXPENSE	2,162	2,215	2,238	2,270	2,379	(2)		(9)

Operating Earnings before Income Tax Expense and Non-Core Portfolio Actions	1,591	1,252	1,323	1,428	1,104	27		44
Income Tax Expense (Benefit)	603	477	501	536	413	26		46

Operating Earnings before Non-Core Portfolio Actions	988	775	822	892	691	27		43

Non-Core Portfolio Actions: (a)
Impacts to:
Other Income	—	—	—	74	104	NM		NM
Provision for Credit Losses	—	—	—	—	18	NM		NM

Total Non-Core Portfolio Actions	—	—	—	74	86	NM		NM
Income Tax Expense (Benefit)	—	—	—	28	33	NM		NM

Operating Earnings from Non-Core Portfolio Actions	—	—	—	46	53	NM		NM

OPERATING EARNINGS	$988	$775	$822	$938	$744	27		33

FINANCIAL RATIOS
ROE	31%	24%	25%	29%	23%	700	bp	800	bp
ROA	1.78	1.35	1.44	1.67	1.36	43		42
Overhead Ratio	56	62	59	58	63	(600)		(700)

SELECTED BALANCE SHEET (Ending)
Total Assets	$224,562	$226,560	$227,952	$225,646	$217,191	(1	) %	3%
Loans (b)	199,215	202,473	201,116	196,576	189,737	(2)		5
Core Deposits (c)(d)	162,241	156,885	154,589	156,009	156,389	3		4
Total Deposits (d)	187,225	182,372	180,307	182,682	183,433	3		2

SELECTED BALANCE SHEET (Average)
Total Assets	$225,120	$228,647	$227,716	$226,193	$220,424	(2)		2
Loans (e)	198,494	202,419	198,244	195,912	190,350	(2)		4
Core Deposits (c)(d)	159,682	159,015	158,800	160,870	152,955	—		4
Total Deposits (d)	184,336	183,105	183,501	186,591	179,666	1		3
Equity	13,100	13,050	13,050	13,050	13,050	—		—

Headcount	59,322	59,632	60,691	62,704	64,015	(1)		(7)

CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs (f)	$152	$606	$219	$176	$236	(75)		(36)
Nonperforming Loans (g)	1,150	1,161	1,308	1,282	1,483	(1)		(22)
Nonperforming Assets	1,351	1,385	1,557	1,551	1,796	(2)		(25)
Allowance for Loan Losses	1,168	1,228	1,764	1,907	1,909	(5)		(39)

Net Charge-off Rate (e)	0.34%	1.28%	0.47%	0.40%	0.56%	(94	) bp	(22	) bp
Allowance for Loan Losses to Ending Loans (b)	0.64	0.67	0.94	1.07	1.12	(3)		(48)
Allowance for Loan Losses to Nonperforming Loans (g)	104	107	143	168	153	(300)		(4,900)
Nonperforming Loans to Total Loans	0.58	0.57	0.65	0.65	0.78	1		(20)

(a)	Includes gains on loan sales, valuation adjustments and loan loss reserve increases on the Bank One brokered home equity portfolio.
(b)
End of period loans include loans held for sale of $16,532 million, $18,022 million, $12,816 million, $17,782 million and $19,499 million at March 31, 2005, December 31, 2004, September 30, 2004, June 30, 2004, and March 31, 2004, respectively. These amounts are not included in the allowance coverage ratios.

(c)	Includes demand and savings deposits.
(d)	Reflects the transfer of certain consumer deposits from Retail Financial Services to Asset & Wealth Management.
(e)
Average loans include loans held for sale of $15,861 million, $13,534 million, $14,479 million, $19,818 million and $21,165 million for the quarters ended March 31, 2005, December 31, 2004, September 30, 2004, June 30, 2004, and March 31, 2004, respectively. These amounts are not included in the net charge-off rate.

(f)	Includes $406 million of net charge-offs related to the Manufactured Home Loan portfolio in the fourth quarter of 2004.
(g)
Nonperforming loans include loans held for sale of $31 million, $13 million, $74 million, $144 million and $233 million at March 31, 2005, December 31, 2004, September 30, 2004, June 30, 2004, and March 31, 2004, respectively. These amounts are not included in the allowance coverage ratios.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)

				PRO FORMA COMBINED		1QTR 2005
	1QTR	4QTR	3QTR	2QTR	1QTR	Change
	2005	2004	2004	2004	2004	4QTR 2004		1QTR 2004
RETAIL BUSINESSES
HOME FINANCE
PRIME PRODUCTION AND SERVICING
Production	$228	$196	$168	$224	$207	16%		10%
Servicing:
Mortgage Servicing Revenue, net of amortization	146	169	134	184	145	(14)		1
MSR risk management results	106	(187)	153	94	54	NM		96

Total Net Revenue	480	178	455	502	406	170		18
Noninterest Expense	229	266	296	276	303	(14)		(24)
Operating Earnings	158	(56)	103	143	63	NM		151

CONSUMER REAL ESTATE LENDING
Total Net Revenue	$713	$725	$704	$774	$703	(2)		1
Provision for Credit Losses	30	(20)	65	78	45	NM		(33)
Noninterest Expense	238	283	264	265	302	(16)		(21)
Operating Earnings	284	295	237	275	231	(4)		23

TOTAL HOME FINANCE
Total Net Revenue	$1,193	$903	$1,159	$1,276	$1,109	32		8
Provision for Credit Losses	30	(20)	65	78	45	NM		(33)
Noninterest Expense	467	549	560	541	605	(15)		(23)
Operating Earnings	442	239	340	418	294	85		50

Origination Volume by Channel (in billions)
Retail	$18.3	$18.5	$19.7	$27.2	$20.0	(1)		(9)
Wholesale	10.7	11.7	11.6	15.7	9.5	(9)		13
Correspondent	2.3	4.2	5.4	7.9	5.3	(45)		(57)
Correspondent Negotiated Transactions	7.2	10.0	11.3	12.4	7.7	(28)		(6)

Total	38.5	44.4	48.0	63.2	42.5	(13)		(9)

Origination Volume by Business (in billions)
Mortgage	$26.6	$32.4	$34.1	$47.9	$31.5	(18)		(16)
Home Equity	11.9	12.0	13.9	15.3	11.0	(1)		8

Total	38.5	44.4	48.0	63.2	42.5	(13)		(9)

Business Metrics (in billions)
Loans Serviced — Mortgage (Ending) (a)	$495.8	$492.5	$486.8	$476.0	$462.2	1		7
MSR Net Carrying Value (Ending)	5.7	5.1	5.2	5.8	4.3	12		33
End of Period Loans Owned
Mortgage Loans Held for Sale	9.6	14.2	9.5	14.0	13.3	(32)		(28)
Mortgage Loans Retained	46.0	42.6	46.5	42.5	38.6	8		19
Home Equity and Other Loans	68.8	67.9	67.3	63.6	59.4	1		16

Total End of Period Loans Owned	124.4	124.7	123.3	120.1	111.3	—		12
Average Loans Owned
Mortgage Loans Held for Sale	11.4	10.1	10.9	15.0	13.4	13		(15)
Mortgage Loans Retained	44.3	44.6	44.0	39.9	37.4	(1)		18
Home Equity and Other Loans	66.5	70.1	66.2	62.4	59.2	(5)		12

Total Average Loans Owned	122.2	124.8	121.1	117.3	110.0	(2)		11
Overhead Ratio	39%	61%	48%	42%	55%	(2,200	) bp	(1,600	) bp

Credit Quality Statistics
30+ Day Delinquency Rate	1.15%	1.27%	1.50%	1.39%	1.59%	(12)		(44)
Net Charge-offs
Mortgage	$6	$5	$6	$5	$4	20%		50%
Home Equity and Other Loans (b)	35	449	57	62	101	(92)		(65)

Total Net Charge-offs	41	454	63	67	105	(91)		(61)
Net Charge-off Rate
Mortgage	0.05%	0.04%	0.05%	0.05%	0.04%	1	bp	1	bp
Home Equity and Other Loans	0.21	2.55	0.34	0.40	0.69	(234)		(48)
Total Net Charge-off Rate (c)	0.15	1.57	0.23	0.27	0.45	(142)		(30)
Nonperforming Assets	$841	$844	$997	$987	$1,220	—%		(31	) %

(a)	Includes prime first mortgage loans and subprime loans.
(b)	Includes $406 million of charge-offs related to the manufactured home loan portfolio in the fourth quarter of 2004.
(c)	Excludes mortgage loans held for sale.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)

				PRO FORMA COMBINED		1QTR 2005
	1QTR	4QTR	3QTR	2QTR	1QTR	Change
	2005	2004	2004	2004	2004	4QTR 2004		1QTR 2004
RETAIL BUSINESSES, CONTINUED
CONSUMER & SMALL BUSINESS BANKING
Noninterest Revenue	$729	$710	$734	$722	$692	3%		5%
Net Interest Income	1,428	1,395	1,342	1,247	1,315	2		9

Total Net Revenue	2,157	2,105	2,076	1,969	2,007	2		7
Provision for Credit Losses	36	39	79	37	57	(8)		(37)
Noninterest Expense	1,339	1,362	1,379	1,432	1,479	(2)		(9)
Operating Earnings	477	430	377	308	290	11		64

Business Metrics (in billions)
End of Period Balances
Small Business Loans	$12.4	$12.5	$12.4	$12.4	$12.2	(1)		2
Consumer and Other Loans (a)	2.2	2.2	2.3	1.0	1.0	—		120

Total Loans	14.6	14.7	14.7	13.4	13.2	(1)		11
Core Deposits (b)(c)	150.8	146.3	144.5	145.3	143.8	3		5
Total Deposits (c)	175.7	171.8	170.2	171.6	170.8	2		3
Average Balances
Small Business Loans	12.4	12.4	12.4	12.4	12.2	—		2
Consumer and Other Loans (a)	2.6	2.2	2.3	2.2	2.6	18		—

Total Loans	15.0	14.6	14.7	14.6	14.8	3		1
Core Deposits (b)(c)	149.3	147.8	147.8	147.8	143.2	1		4
Total Deposits (c)	173.9	171.8	172.5	173.3	169.7	1		2

Number of:
Branches	2,517	2,508	2,467	2,435	2,409	9	#	108	#
ATMs	6,687	6,650	6,587	6,549	6,496	37		191
Personal Bankers (d)	5,798	5,750	5,744	5,783	5,763	48		35
Personal Checking Accounts (in thousands)	7,445	7,286	7,222	7,045	6,892	159		553
Business Checking Accounts (in thousands)	905	894	891	881	870	11		35
Active Online Customers (in thousands)	3,671	3,359	3,152	NA	NA	312		NM
Debit Cards Issued (in thousands)	8,596	8,392	8,282	8,057	7,815	204		781
Overhead Ratio	62%	65%	66%	73%	74%	(300	) bp	(1,200	) bp

Retail Brokerage Business Metrics
Investment Sales Volume (c)	$2,870	$2,770	$2,563	$2,818	$2,660	4%		8%
Number of Dedicated Investment Sales Representatives	1,352	1,364	1,393	1,404	1,440	(1)		(6)

Credit Quality Statistics
Net Charge-offs
Small Business	$19	$32	$24	$29	$20	(41)		(5)
Consumer and Other Loans	9	24	36	11	7	(63)		29

Total Net Charge-Offs	28	56	60	40	27	(50)		4
Net Charge-off Rate
Small Business	0.62%	1.03%	0.77%	0.94%	0.66%	(41	) bp	(4	) bp
Consumer and Other Loans	1.40	4.34	6.23	2.01	1.08	(294)		32
Total Net Charge-Off Rate	0.76	1.53	1.62	1.10	0.73	(77)		3
Nonperforming Assets	$293	$299	$313	$317	$327	(2	) %	(10	) %

(a)	Primarily community development loans.
(b)	Includes demand and savings deposits.
(c)	Reflects the transfer of certain consumer deposits from Retail Financial Services to Asset & Wealth Management.
(d)	Reflects realignment of job families and responsibilities.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)

				PRO FORMA COMBINED		1QTR 2005
	1QTR	4QTR	3QTR	2QTR	1QTR	Change
	2005	2004	2004	2004	2004	4QTR 2004		1QTR 2004
RETAIL BUSINESSES
AUTO & EDUCATION FINANCE
Total Net Revenue	$324	$364	$397	$454	$382	(11	) %	(15	) %
Provision for Credit Losses	28	59	95	60	95	(53)		(71)
Noninterest Expense	205	166	163	159	160	23		28
Operating Earnings	55	84	85	144	77	(35)		(29)

Business Metrics (in billions)
End of Period Loans and Lease Receivables
Loans Outstanding	$52.8	$54.6	$53.7	$53.0	$54.3	(3)		(3)
Lease Receivables	7.0	8.0	8.9	9.7	10.5	(13)		(33)

Total End of Period Loans and Lease Receivables	59.8	62.6	62.6	62.7	64.8	(4)		(8)
Average Loans and Lease Receivables
Loans Outstanding (Average) (a)	$53.3	$54.2	$52.9	$53.9	$54.5	(2)		(2)
Lease Receivables (Average)	7.6	8.4	9.2	10.1	10.7	(10)		(29)

Total Average Loans and Lease Receivables (a)	60.9	62.6	62.1	64.0	65.2	(3)		(7)
Overhead Ratio	63%	46%	41%	35%	42%	1,700	bp	2,100	bp

Credit Quality Statistics
30+ Day Delinquency Rate	1.33%	1.55%	1.38%	1.30%	1.26%	(22)		7
Net Charge-offs
Loans	$74	$85	$83	$57	$85	(13	) %	(13	) %
Lease Receivables	9	11	13	12	19	(18)		(53)

Total Net Charge-offs	83	96	96	69	104	(14)		(20)
Net Charge-off Rate
Loans (a)	0.61%	0.67%	0.65%	0.45%	0.69%	(6	) bp	(8	) bp
Lease Receivables	0.48	0.52	0.56	0.48	0.71	(4)		(23)
Total Net Charge-off Rate (a)	0.60	0.65	0.64	0.45	0.69	(5)		(9)
Nonperforming assets	$217	$242	$247	$247	$249	(10	) %	(13	) %

INSURANCE
Total Net Revenue	$173	$173	$168	$174	$182	—		(5)
Noninterest Expense	151	138	136	138	135	9		12
Operating Earnings	14	22	20	22	30	(36)		(53)
Memo:
Consolidated Gross Insurance-Related Revenue (b)	416	421	429	424	413	(1)		1

Business Metrics — Ending Balances
Invested Assets	$7,349	$7,368	$7,489	$7,343	$7,957	—		(8)
Policy Loans	394	397	398	399	402	(1)		(2)
Insurance Policy and Claims Reserves	7,337	7,279	7,477	7,683	7,928	1		(7)
Term Premiums — First Year Annualized	14	13	15	15	13	8		8
Proprietary Annuity Sales	119	35	39	74	76	240		57
Number of Policies in Force — Direct / Assumed (in thousands)	2,540	2,611	2,633	2,689	2,615	(3)		(3)
Insurance in Force — Direct / Assumed	280,082	277,827	274,390	272,932	268,976	1		4
Insurance in Force — Retained	83,799	80,691	76,727	75,995	75,046	4		12
A.M. Best Rating	A	A	A	A	A

(a)
Average loans include loans held for sale of $4.5 billion, $3.4 billion, $2.2 billion, $2.6 billion and $4.7 billion for the quarters ended March 31, 2005, December 31, 2004, September 30, 2004, June 30, 2004 and March 31, 2004, respectively. These are not included in the net charge-off rate.

(b)	Includes revenue reported in the results of other businesses.

JPMORGAN CHASE & CO. CARD SERVICES — MANAGED BASIS FINANCIAL HIGHLIGHTS (in millions, except ratio data and where otherwise noted)

				PRO FORMA COMBINED		1QTR 2005
	1QTR	4QTR	3QTR	2QTR	1QTR	Change
	2005	2004	2004	2004	2004	4QTR 2004		1QTR 2004
INCOME STATEMENT
REVENUE
Asset Management, Administration and Commissions	$—	$—	$26	$26	$25	NM		NM
Credit Card Income	761	886	784	823	678	(14)%		12%
Other Income	11	31	44	32	66	(65)		(83)

Noninterest Revenue	772	917	854	881	769	(16)		—
Net Interest Income	3,007	2,913	2,917	2,895	2,855	3		5

TOTAL NET REVENUE	3,779	3,830	3,771	3,776	3,624	(1)		4

Provision for Credit Losses	1,636	1,735	1,662	1,757	1,725	(6)		(5)

NONINTEREST EXPENSE
Compensation Expense	285	270	317	315	323	6		(12)
Noncompensation Expense	839	825	926	864	853	2		(2)
Amortization of Intangibles	189	187	194	187	187	1		1

TOTAL NONINTEREST EXPENSE	1,313	1,282	1,437	1,366	1,363	2		(4)

Operating Earnings Before Income Tax Expense	830	813	672	653	536	2		55
Income Tax Expense	308	298	251	244	200	3		54

OPERATING EARNINGS	$522	$515	$421	$409	$336	1		55

Memo: Net Securitization Gains (Amortization)	$(12)	$—	$(2)	$(2)	$2	NM		NM

FINANCIAL METRICS
ROE	18%	17%	14%	14%	11%	100	bp	700	bp
Overhead Ratio	35	33	38	36	38	200		(300)
% of Average Managed Outstandings:
Net Interest Income	9.13	8.79	8.90	9.17	9.10	34		3
Provision for Credit Losses	4.97	5.24	5.07	5.57	5.50	(27)		(53)
Noninterest Revenue	2.34	2.77	2.61	2.79	2.45	(43)		(11)
Risk Adjusted Margin (a)	6.51	6.32	6.44	6.40	6.05	19		46
Noninterest Expense	3.99	3.87	4.39	4.33	4.34	12		(35)
Pre-tax Income	2.52	2.45	2.05	2.07	1.71	7		81
Operating Earnings	1.58	1.55	1.28	1.30	1.07	3		51

BUSINESS METRICS
Charge Volume (in billions)	$70.3	$75.3	$73.3	$70.6	$63.5	(7	) %	11%
Net Accounts Opened (in thousands)	2,744	2,729	2,755	10,269	2,011	1		36
Credit Cards Issued (in thousands)	94,367	94,285	95,946	96,343	87,014	—		8
Number of Registered Internet Customers (in millions)	10.9	13.6	12.4	11.5	9.9	(20)		10

Merchant Acquiring Business
Bank Card Volume (in billions)	$125.1	$135.9	$123.5	$119.3	$110.1	(8)		14
Total Transactions (in millions)	4,285	4,462	3,972	3,926	3,714	(4)		15

(a)	Represents Total Net Revenue less Provision for Credit Losses.

JPMORGAN CHASE & CO. CARD SERVICES — MANAGED BASIS FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except headcount and ratio data)

				PRO FORMA COMBINED		1QTR 2005
	1QTR	4QTR	3QTR	2QTR	1QTR	Change
	2005	2004	2004	2004	2004	4QTR 2004		1QTR 2004
SELECTED ENDING BALANCES
Loans:
Loans on Balance Sheet	$66,053	$64,575	$60,241	$28,981	$29,187	2%		126%
Securitized Loans	67,328	70,795	71,256	69,752	68,747	(5)		(2)
Seller’s Interest and Accrued Interest Receivable (a)	—	—	—	30,177	27,485	NM		NM

Managed Loans	$133,381	$135,370	$131,497	$128,910	$125,419	(1)		6

SELECTED AVERAGE BALANCES
Managed Assets	$138,512	$138,013	$136,753	$134,141	$133,797	—		4
Loans:
Loans on Balance Sheet	$64,218	$61,317	$59,386	$29,748	$29,473	5		118
Securitized Loans	69,370	70,505	70,980	68,008	70,054	(2)		(1)
Seller’s Interest and Accrued Interest Receivable (a)	—	—	—	29,181	26,652	NM		NM

Managed Loans	$133,588	$131,822	$130,366	$126,937	$126,179	1		6

Equity	11,800	11,800	11,800	11,800	11,800	—		—

Headcount	20,137	19,598	20,473	21,433	21,432	3		(6)

CREDIT QUALITY STATISTICS
Net Charge-offs	$1,590	$1,735	$1,598	$1,754	$1,722	(8)		(8)
Net Charge-off Rate	4.83%	5.24%	4.88%	5.56%	5.49%	(41	) bp	(66	) bp
12 Month Lagged	5.11	5.49	5.08	5.70	5.58	(38)		(47)

Delinquency ratios
30+ days	3.54%	3.70%	3.81%	3.72%	4.02%	(16)		(48)
90+ days	1.71	1.72	1.75	1.73	1.95	(1)		(24)

Allowance for Loan Losses	$3,040	$2,994	$2,273	$1,677	$1,674	2%		82%
Allowance for Loan Losses to Period-end Loans (b)	4.60%	4.64%	3.77%	5.79%	5.74%	(4	) bp	(114	) bp

(a)	Due to the decertification of seller’s interest effective July 1, 2004, seller’s interest is reported in Loans on the Consolidated balance sheet for all periods subsequent to June 30, 2004.
(b)
The heritage Bank One seller’s interest was decertificated effective July 1, 2004, and is reported in Loans on the Consolidated balance sheet. As a result, the Allowance for Loan Losses to Period-end Loans ratio beginning September 30, 2004, declined as the remaining portion of the decertificated seller’s interest was recorded at fair value without a corresponding allowance for loan loss.

JPMORGAN CHASE & CO. CARD RECONCILIATION OF REPORTED AND MANAGED DATA (in millions)

				PRO FORMA COMBINED		1QTR 2005
	1QTR	4QTR	3QTR	2QTR	1QTR	Change
	2005	2004	2004	2004	2004	4QTR 2004		1QTR 2004
INCOME STATEMENT DATA (a)
Credit Card Income
Reported Data for the Period	$1,576	$1,672	$1,632	$1,534	$1,427	(6	) %	10%
Securitization Adjustments	(815)	(786)	(848)	(711)	(749)	(4)		(9)

Managed Credit Card Income	$761	$886	$784	$823	$678	(14)		12

Other Income
Reported Data for the Period	$11	$30	$47	$77	$105	(63)		(90)
Securitization Adjustments	—	1	(3)	(45)	(39)	NM		NM

Managed Other Income	$11	$31	$44	$32	$66	(65)		(83)

Net Interest Income
Reported Data for the Period	$1,275	$1,117	$1,138	$781	$743	14		72
Securitization Adjustments	1,732	1,796	1,779	2,114	2,112	(4)		(18)

Managed Net Interest Income	$3,007	$2,913	$2,917	$2,895	$2,855	3		5

Total Net Revenue (b)
Reported Data for the Period	$2,862	$2,819	$2,843	$2,418	$2,300	2		24
Securitization Adjustments	917	1,011	928	1,358	1,324	(9)		(31)

Managed Total Net Revenue	$3,779	$3,830	$3,771	$3,776	$3,624	(1)		4

Provision for Credit Losses
Reported Data for the Period	$719	$724	$734	$399	$401	(1)		79
Securitization Adjustments	917	1,011	928	1,358	1,324	(9)		(31)

Managed Provision for Credit Losses	$1,636	$1,735	$1,662	$1,757	$1,725	(6)		(5)

BALANCE SHEET — AVERAGE BALANCES
Total Average Assets
Reported Data for the Period	$71,003	$69,485	$67,718	$66,133	$63,743	2		11
Securitization Adjustments	67,509	68,528	69,035	68,008	70,054	(1)		(4)

Managed Average Assets	$138,512	$138,013	$136,753	$134,141	$133,797	—		4

CREDIT QUALITY STATISTICS
Net Charge-offs
Reported Net Charge-offs Data for the period	$673	$724	$670	$396	$398	(7)		69
Securitization Adjustments	917	1,011	928	1,358	1,324	(9)		(31)

Managed Net Charge-offs	$1,590	$1,735	$1,598	$1,754	$1,722	(8)		(8)

(a)
JPMorgan Chase uses the concept of “managed receivables” to evaluate the credit performance of the underlying credit card loans, both sold and not sold: as the same borrower is continuing to use the credit card for ongoing charges, a borrower’s credit performance will affect both the receivables sold under SFAS 140 and those not sold. Thus, in its disclosures regarding managed receivables, JPMorgan Chase treats the sold receivables as if they were still on the balance sheet in order to disclose the credit performance (such as net charge-off rates) of the entire managed credit card portfolio. Operating results exclude the impact of credit card securitizations on revenue, the provision for credit losses, net charge-offs and receivables. Securitization does not change reported net income versus operating earnings; however, it does affect the classification of items on the Consolidated statements of income.

(b)	Includes Credit Card Income, Other Income and Net Interest Income.

JPMORGAN CHASE & CO. COMMERCIAL BANKING FINANCIAL HIGHLIGHTS (in millions, except ratio and headcount data)

					PRO FORMA COMBINED		1QTR 2005
	1QTR	4QTR	3QTR		2QTR	1QTR	Change
	2005	2004	2004		2004	2004	4QTR 2004		1QTR 2004
INCOME STATEMENT
REVENUE
Lending & Deposit Related Fees	$142	$147	$162		$168	$162	(3	) %	(12	) %
Asset Management, Administration and Commissions	15	12	12		10	11	25		36
Other Income	68	103	51		95	77	(34)		(12)

Noninterest Revenue	225	262	225		273	250	(14)		(10)
Net Interest Income	625	623	608		593	583	—		7

TOTAL NET REVENUE	850	885	833		866	833	(4)		2

Provision for Credit Losses	(6)	21	14		18	(86)	NM		93

NONINTEREST EXPENSE
Compensation Expense	163	153	176		167	158	7		3
Noncompensation Expense	278	281	286		286	274	(1)		1
Amortization of Intangibles	17	17	18		18	18	—		(6)

TOTAL NONINTEREST EXPENSE	458	451	480		471	450	2		2

Operating Earnings Before Income Tax Expense	398	413	339		377	469	(4)		(15)
Income Tax Expense	155	159	124		143	180	(3)		(14)

OPERATING EARNINGS	$243	$254	$215		$234	$289	(4)		(16)

MEMO:
Revenue by Product:
Lending	$269	$280	$314		$314	$312	(4)		(14)
Treasury Services	542	528	499		485	476	3		14
Investment Banking	40	61	24		49	45	(34)		(11)
Other	(1)	16	(4)		18	—	NM		NM

Total Commercial Banking Revenue	$850	$885	$833		$866	$833	(4)		2

Revenue by Business:
Middle Market	$572	$571	$551		$562	$543	—		5
Corporate Banking	123	142	109		134	128	(13)		(4)
Real Estate	119	133	123		135	119	(11)		—
Other	36	39	50		35	43	(8)		(16)

Total Commercial Banking Revenue	$850	$885	$833		$866	$833	(4)		2

FINANCIAL RATIOS
ROE	29%	30%	25%		28%	34%	(100	) bp	(500	) bp
ROA	1.79	1.81	1.53		1.70	2.14	(2)		(35)
Overhead Ratio	54	51	58		54	54	300		—

SELECTED BALANCE SHEET (Average)
Total Assets	$55,080	$55,837	$55,957		$55,268	$54,279	(1	) %	1%
Loans and Leases	49,969	50,469	50,324		49,727	48,858	(1)		2
Liability Balances (a)	71,613	69,360	69,944		69,827	66,617	3		7
Equity	3,400	3,400	3,400		3,400	3,400	—		—

MEMO:
Loans by Business:
Middle Market	$30,216	$29,997	$29,307		$28,803	$28,337	1		7
Corporate Banking	5,788	6,109	6,087		5,861	5,938	(5)		(3)
Real Estate	10,345	10,679	11,646		11,384	10,737	(3)		(4)
Other	3,620	3,684	3,284		3,679	3,846	(2)		(6)

Total Commercial Banking Loans	$49,969	$50,469	$50,324		$49,727	$48,858	(1)		2

Headcount	4,495	4,555	4,595		4,586	4,625	(1)		(3)

CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs (Recoveries)	$2	$45	$(13)		$30	$—	(96)		NM
Nonperforming Loans (b)	433	527	579		614	780	(18)		(44)
Allowance for Loan Losses	1,312	1,322	1,350		1,219	1,223	(1)		7
Allowance for Lending Related Commitments	170	169	164		258	262	1		(35)

Net Charge-off Rate	0.02%	0.35%	(0.10	) %	0.24%	—%	(33	) bp	2	bp
Allowance for Loan Losses to Average Loans	2.63	2.62	2.68		2.45	2.50	1		13
Allowance for Loan Losses to Nonperforming Loans (b)	303	251	233		201	157	5,200		NM
Nonperforming Loans to Average Loans	0.87	1.04	1.15		1.23	1.60	(17)		(73)

(a)	Liability balances include deposits and deposits that are swept to on-balance sheet liabilities.
(b)
Nonperforming loans include loans held for sale of $9 million as of June 30, 2004. There were no nonperforming loans held for sale as of March 31, 2005, December 31, 2004, September 30, 2004, and March 31, 2004. These amounts are not included in the allowance coverage ratios.

JPMORGAN CHASE & CO. TREASURY & SECURITIES SERVICES FINANCIAL HIGHLIGHTS (in millions, except ratio and headcount data)

				PRO FORMA COMBINED		1QTR 2005
	1QTR	4QTR	3QTR	2QTR	1QTR	Change
	2005	2004	2004	2004	2004	4QTR 2004		1QTR 2004
INCOME STATEMENT
REVENUE
Lending & Deposit Related Fees	$170	$200	$218	$243	$245	(15	) %	(31	) %
Asset Management, Administration and Commissions	692	630	600	645	601	10		15
Other Income	124	112	103	109	85	11		46

Noninterest Revenue	986	942	921	997	931	5		6
Net Interest Income	496	471	418	371	349	5		42

TOTAL NET REVENUE	1,482	1,413	1,339	1,368	1,280	5		16

Provision for Credit Losses	(3)	3	—	3	1	NM		NM
Credit Reimbursement to IB (a)	(38)	(43)	(43)	(43)	(43)	12		12

NONINTEREST EXPENSE
Compensation Expense	504	471	472	466	470	7		7
Noncompensation Expense	532	643	654	678	599	(17)		(11)
Amortization of Intangibles	29	32	30	31	32	(9)		(9)

TOTAL NONINTEREST EXPENSE	1,065	1,146	1,156	1,175	1,101	(7)		(3)

Operating Earnings before Income Tax Expense	382	221	140	147	135	73		183
Income Tax Expense (Benefit)	137	76	44	44	42	80		226

OPERATING EARNINGS	$245	$145	$96	$103	$93	69		163

REVENUE BY BUSINESS
Treasury Services (b)	$618	$642	$629	$584	$566	(4)		9
Investor Services	508	454	404	470	413	12		23
Institutional Trust Services	356	317	306	314	301	12		18

TOTAL NET REVENUE	$1,482	$1,413	$1,339	$1,368	$1,280	5		16

MEMO
Treasury Services Firmwide Revenue (b)	$1,237	$1,238	$1,205	$1,164	$1,131	—		9
Treasury & Securities Services Firmwide Revenue (b)	2,101	2,009	1,915	1,948	1,845	5		14

FINANCIAL RATIOS
ROE	52%	30%	20%	22%	20%	2,200	bp	3,200	bp
Overhead Ratio	72	81	86	86	86	(900)		(1,400)
Pre-Tax Margin Ratio (c)	26	16	10	11	11	1,000		1,500

MEMO
Treasury Services Firmwide Overhead Ratio (d)	56	61	59	64	67	(500)		(1,100)
Treasury & Securities Services Firmwide Overhead Ratio (d)	63	69	72	72	72	(600)		(900)

BUSINESS METRICS
Assets under Custody (in billions) (e)(f)	$10,154	$9,300	$8,427	$8,149	$8,162	9%		24%
Corporate Trust Securities under Administration (in billions) (g)	6,745	6,676	6,569	6,464	6,611	1		2

SELECTED BALANCE SHEET (Average)
Total Assets	$27,033	$28,538	$24,831	$26,745	$25,141	(5)		8
Loans	10,091	9,988	8,457	8,272	7,524	1		34
Liability Balances (h)	154,673	147,789	136,606	132,688	122,683	5		26
Equity	1,900	1,900	1,900	1,900	1,900	—		—

MEMO
Treasury Services Firmwide Liability Balances (h)(i)	133,770	130,505	125,813	129,266	123,485	3		8
Treasury & Securities Services Firmwide Liability Balances (h)(i)	226,286	217,149	203,550	202,515	189,300	4		20

Headcount	23,073	22,612	22,246	22,393	22,821	2		1

(a)	TSS is charged a credit reimbursement related to certain exposures managed within the IB credit portfolio on behalf of clients shared with TSS.
(b)
TSS and Treasury Services (“TS”) firmwide revenues include TS revenues recorded in certain other lines of business and exclude FX revenues recorded in the IB for TSS-related FX activity. Revenue associated with TS’ customers who are also customers of the Commercial Banking, Consumer & Small Business Banking and Asset & Wealth Management lines of business are reported in these other lines of business and are excluded from TS as follows:

				PRO FORMA COMBINED		1QTR 2005
	1QTR	4QTR	3QTR	2QTR	1QTR	Change
	2005	2004	2004	2004	2004	4QTR 2004	1QTR 2004
Treasury Services Revenue Reported in Commercial Banking	$542	$528	$499	$485	$476	3%	14%
Treasury Services Revenue Reported in Other Lines of Business	77	68	77	95	89	13	(13)

TSS firmwide FX Revenues, which include FX revenues recorded in TSS and FX revenues associated with TSS customers who are FX customers of the IB, were $90 million for the quarter ended March 31, 2005.
(c)
Pre-tax margin represents Operating Earnings before Income Taxes / Total Net Revenue, which is a comprehensive measure of pre-tax performance and is another basis by which TSS management evaluates its performance and that of its competitors. Pre-tax margin is an effective measure of TSS’ earnings after all costs are taken into consideration.

(d)
TSS and TS Firmwide Overhead Ratios have been calculated based on the Firmwide Revenues described in footnote (b) and TSS and TS expenses, respectively, including those allocated to certain other lines of business. FX revenues and expenses recorded in the IB for TSS-related FX activity are not included in this ratio.

(e)	Beginning March 31, 2005, assets under custody include an estimated $400 billion of ITS assets under custody that have not been included previously.
(f)	For each period presented, assets under custody was increased by approximately $160 billion to include assets under custody transferred from AWM.
(g)	Corporate Trust Securities under Administration include debt held in trust on behalf of third parties and debt serviced as agent.
(h)	Liability balances include deposits and deposits swept to on-balance sheet liabilities.
(i)
TSS and TS Firmwide liability balances include TS’ liability balances recorded in certain other lines of business. Liability balances associated with TS’ customers who are also customers of the Commercial Banking line of business are reported in that line of business and are excluded from TS.

JPMORGAN CHASE & CO. ASSET & WEALTH MANAGEMENT FINANCIAL HIGHLIGHTS (in millions, except ratio, headcount and ranking data, and where otherwise noted)

					PRO FORMA COMBINED		1QTR 2005
	1QTR		4QTR	3QTR	2QTR	1QTR	Change
	2005		2004	2004	2004	2004	4QTR 2004		1QTR 2004
INCOME STATEMENT
REVENUE
Lending & Deposit Related Fees	$9		$10	$10	$9	$10	(10	) %	(10	) %
Asset Management, Administration and Commissions	975		952	859	886	911	2		7
Other Income	95		60	55	49	52	58		83

Noninterest Revenue	1,079		1,022	924	944	973	6		11
Net Interest Income	282		288	269	241	240	(2)		18

TOTAL NET REVENUE	1,361		1,310	1,193	1,185	1,213	4		12

Provision for Credit Losses	(7)		(21)	1	(5)	9	67		NM
NONINTEREST EXPENSE
Compensation Expense	538		459	452	448	428	17		26
Noncompensation Expense	371		436	409	423	394	(15)		(6)
Amortization of Intangibles	25		24	23	23	23	4		9

TOTAL NONINTEREST EXPENSE	934		919	884	894	845	2		11

Operating Earnings before Income Tax Expense	434		412	308	296	359	5		21
Income Tax Expense (Benefit)	158		149	111	106	130	6		22

OPERATING EARNINGS	$276		$263	$197	$190	$229	5		21

FINANCIAL RATIOS
ROE	47%		44%	33%	32%	38%	300	bp	900	bp
Overhead Ratio	69		70	74	75	70	(100)		(100)
Pre-Tax Margin Ratio (a)	32		31	26	25	30	100		200
BUSINESS METRICS
Number of:
Client Advisors (b)	1,390		1,333	1,334	1,323	1,347	4%		3%
Brown Co Average Daily Trades	29,753		30,521	23,969	28,702	36,470	(3)		(18)
Retirement Plan Services Participants	1,181,000		918,000	874,000	844,000	816,000	29		45
Star Rankings: (c)
% of Customer Assets in Funds Ranked 4 or Better	48%		48%	56%	52%	50%	—		(4)
% of Customer Assets in Funds Ranked 3 or Better	79		81	80	78	78	(2)		1
REVENUE BY CLIENT SEGMENT
Private Bank	$422		$427	$383	$388	$394	(1)		7
Retail (b)	346		358	292	315	308	(3)		12
Institutional (b)	322		265	267	241	257	22		25
Private Client Services	271		260	251	241	254	4		7

Total Net Revenue	$1,361		$1,310	$1,193	$1,185	$1,213	4		12

SELECTED BALANCE SHEET (Average)
Total Assets	$39,716		$40,689	$39,882	$40,223	$40,171	(2)		(1)
Loans	26,357		25,966	25,408	24,943	24,130	2		9
Deposits (d)	42,043		43,415	38,940	36,954	35,145	(3)		20
Equity	2,400		2,400	2,400	2,400	2,400	—		—
Headcount	12,378		12,287	12,368	12,311	12,180	1		2
CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs	$(6)		$5	$6	$6	$53	NM		NM
Nonperforming Loans	78		79	125	144	159	(1)		(51)
Allowance for Loan Losses	214		216	241	114	124	(1)		73
Allowance for Lending Related Commitments	5		5	5	4	5	—		—
Net Charge-off Rate	(0.09	) %	0.08%	0.09%	0.10%	0.88%	(17	) bp	(97	) bp
Allowance for Loan Losses to Average Loans	0.81		0.83	0.95	0.46	0.51	(2)		30
Allowance for Loan Losses to Nonperforming Loans	274		273	193	79	78	100		NM
Nonperforming Loans to Average Loans	0.30		0.30	0.49	0.58	0.66	—		(36)

(a)
Pre-tax margin represents Operating Earnings before Income Taxes / Total Net Revenue, which is a comprehensive measure of pre-tax performance and is another basis by which AWM management evaluates its performance and that of its competitors. Pre-tax margin is an effective measure of AWM’s earnings after all costs are taken into consideration.

(b)	Prior periods have been restated to conform with current presentation.
(c)	Derived from Morningstar for the United States; Micropal for the United Kingdom, Luxembourg, Hong Kong and Taiwan; and Nomura for Japan.
(d)	Reflects the transfer of certain consumer deposits from Retail Financial Services to Asset & Wealth Management.

JPMORGAN CHASE & CO. ASSET & WEALTH MANAGEMENT FINANCIAL HIGHLIGHTS, CONTINUED (in billions)

				PRO FORMA COMBINED		1QTR 2005
	1QTR	4QTR	3QTR	2QTR	1QTR	Change
	2005	2004	2004	2004	2004	4QTR 2004		1QTR 2004
Asset Class
Liquidity	$228	$232	$210	$216	$228	(2	) %	—%
Fixed Income	171	171	174	180	185	—		(8)
Equities & Balanced	326	326	298	305	311	—		5
Alternatives	65	62	53	50	48	5		35

Assets under Management	790	791	735	751	772	—		2
Custody / Brokerage / Administration / Deposits	302	315	268	259	254	(4)		19

Total Assets under Supervision (a)	$1,092	$1,106	$1,003	$1,010	$1,026	(1)		6

Client Segment
Private Bank
Assets under Management	$138	$139	$136	$139	$141	(1)		(2)
Custody / Brokerage / Administration / Deposits	161	165	143	138	135	(2)		19

Assets under Supervision	299	304	279	277	276	(2)		8
Retail
Assets under Management	138	133	122	125	129	4		7
Custody / Brokerage / Administration / Deposits	94	88	81	80	78	7		21

Assets under Supervision	232	221	203	205	207	5		12
Institutional
Assets under Management	462	466	426	436	449	(1)		3
Custody / Brokerage / Administration / Deposits	5	21	4	1	3	(76)		67

Assets under Supervision	467	487	430	437	452	(4)		3
Private Client Services
Assets under Management	52	53	51	51	52	(2)		—
Custody / Brokerage / Administration / Deposits	42	41	40	40	39	2		8

Assets under Supervision	94	94	91	91	91	—		3

Total Assets under Supervision (a)	$1,092	$1,106	$1,003	$1,010	$1,026	(1)		6

Geographic Region
Americas
Assets under Management	$558	$562	$531	$546	$560	(1)		—
Custody / Brokerage / Administration / Deposits	263	281	238	227	224	(6)		17

Assets under Supervision	821	843	769	773	784	(3)		5
International
Assets under Management	232	229	204	205	212	1		9
Custody / Brokerage / Administration / Deposits	39	34	30	32	30	15		30

Assets under Supervision	271	263	234	237	242	3		12

Total Assets under Supervision (a)	$1,092	$1,106	$1,003	$1,010	$1,026	(1)		6

Memo:
Mutual Funds Assets:
Liquidity	$175	$183	$163	$173	$175	(4)		—
Fixed Income	45	41	48	49	50	10		(10)
Equities, Balanced & Alternatives	106	104	97	96	99	2		7

Total Mutual Funds Assets	$326	$328	$308	$318	$324	(1)		1

(a)	Prior periods have been restated to conform with current presentation.

JPMORGAN CHASE & CO. ASSET & WEALTH MANAGEMENT FINANCIAL HIGHLIGHTS, CONTINUED (in billions)

				PRO FORMA COMBINED
	1QTR	4QTR	3QTR	2QTR	1QTR
	2005	2004	2004	2004	2004
Assets Under Management Rollforward
Beginning Balance	$791	$735	$751	$772	$744
Liquidity Net Asset Flows	(6)	16	(9)	(11)	—
Fixed Income Net Asset Flows	4	(2)	(5)	1	—
Equities, Balanced & Alternatives Net Asset Flows	1	6	(2)	2	8
Acquisitions (a)	—	7	—	—	—
Market / Other Impact	—	29	—	(13)	20

Ending Balance	$790	$791	$735	$751	$772

Custody / Brokerage / Administration / Deposits Rollforward
Beginning Balance	$315	$268	$259	$254	$237
Custody / Brokerage / Administration / Deposits Net Asset Flows	7	12	12	4	6
Market / Other Impact	(20)	35	(3)	1	11

Ending Balance	$302	$315	$268	$259	$254

Assets Under Supervision Rollforward
Beginning Balance	$1,106	$1,003	$1,010	$1,026	$981
Net Asset Flows	6	32	(4)	(4)	14
Acquisitions (a)	—	7	—	—	—
Market / Other Impact	(20)	64	(3)	(12)	31

Ending Balance	$1,092	$1,106	$1,003	$1,010	$1,026

(a)	Reflects the acquisition of a majority interest in Highbridge Capital Management in the fourth quarter of 2004 ($7 billion).

JPMORGAN CHASE & CO. CORPORATE FINANCIAL HIGHLIGHTS (in millions, except headcount data)

				PRO FORMA COMBINED		1QTR 2005
	1QTR	4QTR	3QTR	2QTR	1QTR	Change
	2005	2004	2004	2004	2004	4QTR 2004	1QTR 2004
INCOME STATEMENT
Revenue
Securities / Private Equity Gains (Losses)	$(130)	$584	$347	$343	$561	NM	NM
Other Income (a)	48	38	131	159	66	26%	(27	) %

Noninterest Revenue	(82)	622	478	502	627	NM	NM
Net Interest Income (a)	(677)	(657)	(536)	(265)	(312)	(3)	(117)

TOTAL NET REVENUE	(759)	(35)	(58)	237	315	NM	NM

Provision for Credit Losses	(4)	—	(1)	(27)	(84)	NM	95

Noninterest Expense
Compensation Expense	774	662	786	751	799	17	(3)
Noncompensation Expense	996	1,215	1,146	1,200	1,199	(18)	(17)

Subtotal	1,770	1,877	1,932	1,951	1,998	(6)	(11)
Net Expenses Allocated to Other Businesses	(1,335)	(1,417)	(1,426)	(1,463)	(1,452)	6	8

TOTAL NONINTEREST EXPENSE	435	460	506	488	546	(5)	(20)

Operating Earnings before Income Tax Expense	(1,190)	(495)	(563)	(224)	(147)	(140)	NM
Income Tax Expense (Benefit) (a)	(503)	(199)	(344)	(121)	(132)	(153)	(281)

OPERATING EARNINGS	$(687)	$(296)	$(219)	$(103)	$(15)	(132)	NM

SELECTED AVERAGE BALANCE SHEET
Short-term Investments (b)	$13,164	$19,252	$26,432	$14,669	$5,878	(32)	124
Investment Portfolio (c)	71,021	69,604	71,050	93,259	98,541	2	(28)
Goodwill (d)	43,306	42,980	42,958	43,030	42,942	1	1
Total Assets	178,089	197,794	204,884	225,267	223,793	(10)	(20)

Headcount	26,983	24,806	24,482	24,386	24,891	9	8

TREASURY
Securities Gains (Losses) (e)	$(918)	$77	$109	$(54)	$226	NM	NM

Investment Portfolio (Average)	$65,646	$63,362	$65,508	$85,460	$89,248	4	(26)

(a)	For a description of the tax-equivalent adjustments, see the Operating Basis cover page.
(b)	Represents federal funds sold, securities borrowed, trading assets — debt and equity instruments and trading assets — derivative receivables.
(c)	Represents investment securities and private equity investments.
(d)	All goodwill is allocated to the Corporate line of business.
(e)	Excludes gains/losses on securities used to manage risk associated with mortgage servicing rights.

JPMORGAN CHASE & CO. CORPORATE FINANCIAL HIGHLIGHTS, CONTINUED (in millions)

				PRO FORMA COMBINED		1QTR 2005
	1QTR	4QTR	3QTR	2QTR	1QTR	Change
	2005	2004	2004	2004	2004	4QTR 2004	1QTR 2004
PRIVATE EQUITY
Private Equity Gains (Losses)
Direct Investments
Realized Gains	$633	$442	$277	$411	$340	43%	86%
Write-ups / (Write-downs)	206	(111)	(31)	(54)	(69)	NM	NM
Mark-to-Market Gains (Losses)	(89)	167	(27)	13	39	NM	NM

Total Direct Investments	750	498	219	370	310	51	142
Third-Party Fund Investments	39	8	16	22	23	388	70

Total Private Equity Gains (Losses)	789	506	235	392	333	56	137
Other Income	5	16	14	10	9	(69)	(44)
Net Interest Income	(50)	(70)	(89)	(98)	(113)	29	56

Total Net Revenue	744	452	160	304	229	65	225
Total Noninterest Expense	62	79	73	79	78	(22)	(21)

Operating Earnings before Income Tax Expense	682	373	87	225	151	83	352
Income Tax Expense (Benefit)	245	134	27	75	54	83	354

OPERATING EARNINGS	$437	$239	$60	$150	$97	83	351

Private Equity Portfolio Information
Direct Investments
Publicly-Held Securities
Carrying Value	$1,149	$1,170	$958	$936	$809	(2)	42
Cost	808	744	675	623	578	9	40
Quoted Public Value	1,713	1,758	1,415	1,431	1,239	(3)	38
Privately-Held Direct Securities
Carrying Value	5,490	5,686	6,011	6,140	6,424	(3)	(15)
Cost	6,689	7,178	7,551	7,757	7,924	(7)	(16)
Third-Party Fund Investments
Carrying Value	550	641	1,138	1,559	1,803	(14)	(69)
Cost	934	1,042	1,761	2,161	2,447	(10)	(62)

Total Private Equity Portfolio — Carrying Value	$7,189	$7,497	$8,107	$8,635	$9,036	(4)	(20)

Total Private Equity Portfolio — Cost	$8,431	$8,964	$9,987	$10,541	$10,949	(6)	(23)

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION (in millions)

						Mar 31, 2005
				PRO FORMA COMBINED		Change
	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Mar 31
	2005	2004	2004	2004	2004	2004	2004
CREDIT EXPOSURE
WHOLESALE (a)
Loans — U.S.	$101,261	$99,868	$99,451	$99,860	$99,455	1%	2%
Loans — Non-U.S.	36,140	35,199	32,893	33,151	34,376	3	5

TOTAL WHOLESALE LOANS — REPORTED	137,401	135,067	132,344	133,011	133,831	2	3

CONSUMER (b)
Consumer Real Estate
Home Finance — Home Equity & Other	68,779	67,837	67,368	63,598	59,437	1	16
Home Finance — Mortgage	55,588	56,816	56,035	56,502	51,881	(2)	7

Total Home Finance	124,367	124,653	123,403	120,100	111,318	—	12
Auto & Education Finance	59,837	62,712	62,587	62,671	64,784	(5)	(8)
Small Business & Other Consumer	15,011	15,107	15,126	13,805	13,635	(1)	10
Credit Card Receivables — Reported	66,053	64,575	60,241	28,981	29,187	2	126

TOTAL CONSUMER LOANS — REPORTED	265,268	267,047	261,357	225,557	218,924	(1)	21

TOTAL LOANS — REPORTED	402,669	402,114	393,701	358,568	352,755	—	14
Credit Card Securitizations	67,328	70,795	71,256	99,929	96,232	(5)	(30)

TOTAL LOANS — MANAGED	469,997	472,909	464,957	458,497	448,987	(1)	5
Derivative Receivables	60,388	65,982	57,795	55,086	63,898	(8)	(5)
Interests in Purchased Receivables (c)	28,484	31,722	30,479	30,184	28,912	(10)	(1)
Other Receivables	—	—	—	108	108	NM	NM

TOTAL CREDIT-RELATED ASSETS	558,869	570,613	553,231	543,875	541,905	(2)	3
Wholesale Lending-Related Commitments	316,282	309,399	315,946	321,615	333,655	2	(5)

TOTAL	$875,151	$880,012	$869,177	$865,490	$875,560	(1)	—

Memo: Total by Category
Total Wholesale Exposure (d)	$542,555	$542,170	$536,564	$540,004	$560,404	—	(3)
Total Consumer Managed Loans (e)	332,596	337,842	332,613	325,486	315,156	(2)	6

Total	$875,151	$880,012	$869,177	$865,490	$875,560	(1)	—

Risk Profile of Wholesale Credit Exposure:
Investment-Grade	$433,928	$441,930	$429,198	NA	NA	(2)	NM
Noninvestment-Grade:
Noncriticized	101,859	91,605	97,126	NA	NA	11	NM
Criticized Performing (f)	4,859	6,263	8,113	NA	NA	(22)	NM
Criticized Nonperforming (f)	1,590	2,021	1,772	NA	NA	(21)	NM

Total Noninvestment-Grade	$108,308	$99,889	$107,011	NA	NA	8	NM

Purchased Held for Sale Commercial Loans (g)	$319	$351	$355	NA	NA	(9)	NM

(a)	Includes Investment Bank, Commercial Banking, Treasury & Securities Services and Asset & Wealth Management.
(b)	Includes Retail Financial Services and Card Services.
(c)	These represent undivided interests in pools of receivables and similar types of assets.
(d)	Represents Total Wholesale Loans, Derivative Receivables, Interests in Purchased Receivables, Other Receivables and Wholesale Lending-Related Commitments.
(e)	Represents Total Consumer Loans plus Credit Card Securitizations, excluding consumer lending-related commitments.
(f)	For the quarter ended March 31, 2005, the Firm conformed its methodology for reporting Criticized exposure. Excluding this change in methodology, Criticized exposure would have been $7,632 million.
(g)	Represents distressed wholesale loans purchased as part of the IB’s proprietary investing activities.
Note:	The risk profile is based on JPMorgan Chase’s internal risk ratings, which generally correspond to the following ratings as defined by Standard & Poor’s / Moody’s:
Investment-Grade: AAA / Aaa to BBB- / Baa3 Noninvestment-Grade: BB+ / Ba1 and below

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED (in millions, except ratio data)

						Mar 31, 2005
				PRO FORMA COMBINED		Change
	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31		Mar 31
	2005	2004	2004	2004	2004	2004		2004
NONPERFORMING ASSETS AND RATIOS
WHOLESALE LOANS
Loans — U.S.	$1,005	$1,228	$1,405	$1,382	$1,786	(18	) %	(44	) %
Loans — Non-U.S.	324	346	378	726	856	(6)		(62)

TOTAL WHOLESALE LOANS-REPORTED (a)	1,329	1,574	1,783	2,108	2,642	(16)		(50)

CONSUMER LOANS
Consumer Real Estate	691	673	789	750	944	3		(27)
Auto & Education Finance	171	193	211	221	220	(11)		(22)
Small Business & Other Consumer	288	295	308	311	319	(2)		(10)
Credit Card Receivables — Reported	8	8	9	9	10	—		(20)

TOTAL CONSUMER LOANS-REPORTED	1,158	1,169	1,317	1,291	1,493	(1)		(22)

TOTAL LOANS REPORTED (a)	2,487	2,743	3,100	3,399	4,135	(9)		(40)
Derivative Receivables	241	241	238	223	240	—		—
Other Receivables	—	—	—	108	108	NM		NM
Assets Acquired in Loan Satisfactions	221	247	299	320	369	(11)		(40)

TOTAL NONPERFORMING ASSETS (a)	$2,949	$3,231	$3,637	$4,050	$4,852	(9)		(39)

PURCHASED HELD FOR SALE WHOLESALE LOANS (b)	$319	$351	$355	$374	$331	(9)		(4)

TOTAL NONPERFORMING LOANS TO TOTAL LOANS	0.62%	0.68%	0.79%	0.95%	1.17%	(6	) bp	(55	) bp

NONPERFORMING ASSETS BY LOB
Investment Bank	$1,056	$1,196	$1,321	$1,684	$2,060	(12	) %	(49	) %
Retail Financial Services	1,351	1,385	1,557	1,551	1,796	(2)		(25)
Card Services	8	8	9	9	10	—		(20)
Commercial Banking	452	547	606	642	810	(17)		(44)
Treasury & Securities Services	4	14	4	5	—	(71)		NM
Asset and Wealth Management	78	81	140	159	176	(4)		(56)

Total	$2,949	$3,231	$3,637	$4,050	$4,852	(9)		(39)

(a)	Excludes purchased held-for-sale (“HFS”) wholesale loans.
(b)	Represents distressed wholesale loans purchased as part of the IB’s proprietary investing activities.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED (in millions, except ratio data)

						PRO FORMA COMBINED		1QTR 2005
	1QTR		4QTR	3QTR		2QTR	1QTR	Change
	2005		2004	2004		2004	2004	4QTR 2004		1QTR 2004
GROSS CHARGE-OFFS

Wholesale Loans	$61		$123	$80		$208	$208	(50	) %	(71	) %
Consumer (Excluding Card)	219		658	269		244	314	(67)		(30)
Credit Card Receivables — Reported	753		784	760		434	437	(4)		72

Total Loans — Reported	1,033		1,565	1,109		886	959	(34)		8
Credit Card Securitizations	1,034		1,126	1,039		1,507	1,479	(8)		(30)

Total Loans — Managed	2,067		2,691	2,148		2,393	2,438	(23)		(15)

RECOVERIES

Wholesale Loans	70		55	104		167	130	27		(46)
Consumer (Excluding Card)	67		52	50		68	78	29		(14)
Credit Card Receivables — Reported	80		60	90		38	39	33		105

Total Loans — Reported	217		167	244		273	247	30		(12)
Credit Card Securitizations	117		115	111		149	155	2		(25)

Total Loans — Managed	334		282	355		422	402	18		(17)

NET CHARGE-OFFS

Wholesale Loans	(9)		68	(24)		41	78	NM		NM
Consumer (Excluding Card)	152		606	219		176	236	(75)		(36)
Credit Card Receivables — Reported	673		724	670		396	398	(7)		69

Total Loans — Reported	816		1,398	865		613	712	(42)		15
Credit Card Securitizations	917		1,011	928		1,358	1,324	(9)		(31)

Total Loans — Managed	$1,733		$2,409	$1,793		$1,971	$2,036	(28)		(15)

NET CHARGE-OFF RATES — ANNUALIZED
Wholesale Loans (a)	(0.03	) %	0.21%	(0.08	) %	0.13%	0.25%	(24	) bp	(28	) bp
Consumer (Excluding Card) (b)	0.34		1.28	0.47		0.40	0.56	(94)		(22)
Credit Card Receivables — Reported	4.25		4.70	4.49		5.35	5.43	(45)		(118)
Total Loans — Reported (a) (b)	0.88		1.47	0.93		0.74	0.89	(59)		(1)
Credit Card Securitizations	5.36		5.70	5.20		5.62	5.51	(34)		(15)
Total Loans — Managed (a) (b)	1.58		2.13	1.62		1.85	1.95	(55)		(37)

Memo: Credit Card — Managed	4.83		5.24	4.88		5.56	5.49	(41)		(66)

(a)
Wholesale loans held for sale were $8,154 million, $7,684 million, $7,281 million, $5,259 million and $5,742 million for the quarters ended March 31, 2005, December 31, 2004, September 30, 2004, June 30, 2004, and March 31, 2004, respectively. These amounts are not included in the net charge-off rates.

(b)
Average consumer loans (excluding Card) held for sale were $15,861 million, $13,534 million, $14,479 million, $19,818 million and $21,165 million for the quarters ended March 31, 2005, December 31, 2004, September 30, 2004, June 30, 2004 and March 31, 2004, respectively. These amounts are not included in the net charge-off rates.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED (in millions, except ratio data)

					PRO FORMA COMBINED		1QTR 2005
	1QTR	4QTR	3QTR		2QTR	1QTR	Change
	2005	2004	2004		2004	2004	4QTR 2004		1QTR 2004
SUMMARY OF CHANGES IN THE ALLOWANCE FOR LOAN LOSSES
Beginning Balance	$7,320	$7,493	$7,090		$7,443	$7,995	(2	) %	(8	) %
Net Charge-Offs	(816)	(1,398)	(865)		(613)	(712)	42		(15)
Provision for Loan Losses:
Provision Excluding Accounting Policy Conformity	431	681	835		285	162	(37)		166
Accounting Policy Conformity	—	525	560		—	—	NM		NM

Total Provision for Loan Losses	431	1,206	1,395		285	162	(64)		166
Other	—	19	(127)	(a)	(25)	(2)	NM		NM

Ending Balance	$6,935	$7,320	$7,493		$7,090	$7,443	(5)		(7)

SUMMARY OF CHANGES IN THE ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning Balance	$492	$541	$768		$805	$814	(9)		(40)
Provision for Lending-Related Commitments:
Provision Excluding Accounting Policy Conformity	(4)	(49)	1		(37)	(9)	92		56
Accounting Policy Conformity	—	—	(227)		—	—	NM		NM

Total Provision for Lending-Related Commitments	(4)	(49)	(226)		(37)	(9)	92		56
Other	—	—	(1)		—	—	NM		NM

Ending Balance	$488	$492	$541		$768	$805	(1)		(39)

ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Wholesale
Asset Specific	$385	$469	$498		NA	NA	(18)		NM
Formula — Based
Statistical Calculation	1,448	1,639	1,832		NA	NA	(12)		NM
Adjustments to the Statistical Calculation	894	990	1,126		NA	NA	(10)		NM

Total Wholesale	2,727	3,098	3,456		3,506	3,860	(12)		(29)

Consumer
Formula — Based
Statistical Calculation	3,113	3,169	3,159		NA	NA	(2)		NM
Adjustments to the Statistical Calculation	1,095	1,053	878		NA	NA	4		NM

Total Consumer	4,208	4,222	4,037		3,584	3,583	—		17

Total Allowance for Loan Losses	6,935	7,320	7,493		7,090	7,443	(5)		(7)
Allowance for Lending-Related Commitments	488	492	541		768	805	(1)		(39)

Total Allowance for Credit Losses	$7,423	$7,812	$8,034		$7,858	$8,248	(5)		(10)

Wholesale Allowance for Loan Losses to Total Wholesale Loans (b)	2.11%	2.43%	2.76%		2.74%	3.01%	(32	) bp	(90	) bp
Consumer Allowance for Loan Losses to Total Consumer Loans (c)	1.69	1.70	1.62		1.72	1.80	(1)		(11)
Allowance for Loan Losses to Total Loans (b) (c)	1.83	1.94	2.01		2.11	2.27	(11)		(44)
Allowance for Loan Losses to Total Nonperforming Loans (d)	283	268	248		219	192	1,500		9,100

ALLOWANCE FOR LOAN LOSSES BY LOB
Investment Bank	$1,191	$1,547	$1,841		$1,382	$1,698	(23)%		(30)%
Retail Financial Services	1,168	1,228	1,764		1,907	1,909	(5)		(39)
Card Services	3,040	2,994	2,273		1,677	1,674	2		82
Commercial Banking	1,312	1,322	1,350		1,219	1,223	(1)		7
Treasury & Securities Services	5	9	9		2	2	(44)		150
Asset and Wealth Management	214	216	241		114	124	(1)		73
Corporate	5	4	15		789	813	25		(99)

Total	$6,935	$7,320	$7,493		$7,090	$7,443	(5)		(7)

(a)	Related to the transfer of the allowance for accrued interest and fees on reported and securitized credit card loans.
(b)
Loans held for sale were $8,154 million, $7,684 million, $7,281 million, $5,259 million and $5,742 million as of March 31, 2005, December 31, 2004, September 30, 2004, June 30, 2004, and March 31, 2004, respectively. These amounts are not included in the allowance coverage ratios.

(c)
Loans held for sale were $16,532 million, $18,022 million, $12,816 million, $17,782 million and $19,499 million as of March 31, 2005, December 31, 2004, September 30, 2004, June 30, 2004, and March 31, 2004, respectively. These amounts are not included in the allowance coverage ratios.

(d)
Nonperforming loans held for sale were $33 million, $15 million, $78 million, $155 million and $263 million, as of March 31, 2005, December 31, 2004, September 30, 2004, June 30, 2004, and March 31, 2004, respectively. These amounts are not included in the allowance coverage ratios.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED (in millions)

				PRO FORMA COMBINED		1QTR 2005
	1QTR	4QTR	3QTR	2QTR	1QTR	Change
	2005	2004	2004	2004	2004	4QTR 2004		1QTR 2004
PROVISION FOR CREDIT LOSSES
LOANS
Investment Bank	$(356)	$(120)	$(148)	$(283)	$(297)	(197	) %	(20	) %
Commercial Banking	(8)	17	10	22	(78)	NM		90
Treasury & Securities Services	(5)	3	—	3	1	NM		NM
Asset & Wealth Management	(7)	(21)	1	(4)	8	67		NM
Corporate	(4)	—	(1)	(27)	(83)	NM		95

Total Wholesale	(380)	(121)	(138)	(289)	(449)	(214)		15
Retail Financial Services	92	78	239	175	210	18		(56)
Card Services	719	724	734	399	401	(1)		79

Total Consumer	811	802	973	574	611	1		33
Accounting Policy Conformity (a)	—	525	560	—	—	NM		NM

Total Provision for Loan Losses	431	1,206	1,395	285	162	(64)		166

LENDING-RELATED COMMITMENTS
Investment Bank	$(10)	$(53)	$(3)	$(32)	$(6)	81		(67)
Commercial Banking	2	4	4	(4)	(8)	(50)		NM
Treasury & Securities Services	2	—	—	—	—	NM		NM
Asset & Wealth Management	—	—	—	(1)	1	NM		NM
Corporate	—	—	—	—	(1)	NM		NM

Total Wholesale	(6)	(49)	1	(37)	(14)	88		57
Retail Financial Services	2	—	—	—	5	NM		(60)
Card Services	—	—	—	—	—	NM		NM

Total Consumer	2	—	—	—	5	NM		(60)
Accounting Policy Conformity (b)	—	—	(227)	—	—	NM		NM

Total Provision for Lending-Related Commitments	(4)	(49)	(226)	(37)	(9)	92		56

TOTAL PROVISION FOR CREDIT LOSSES
Investment Bank	$(366)	$(173)	$(151)	$(315)	$(303)	(112)		(21)
Commercial Banking	(6)	21	14	18	(86)	NM		93
Treasury & Securities Services	(3)	3	—	3	1	NM		NM
Asset & Wealth Management	(7)	(21)	1	(5)	9	67		NM
Corporate	(4)	—	(1)	(27)	(84)	NM		95

Total Wholesale	(386)	(170)	(137)	(326)	(463)	(127)		17
Retail Financial Services	94	78	239	175	215	21		(56)
Card Services	719	724	734	399	401	(1)		79

Total Consumer	813	802	973	574	616	1		32
Accounting Policy Conformity	—	525	333	—	—	NM		NM

Total Provision for Credit Losses	427	1,157	1,169	248	153	(63)		179

Securitized Credit Losses	917	1,011	928	1,358	1,324	(9)		(31)
Accounting Policy Conformity	—	(525)	(333)	—	—	NM		NM

Managed Provision for Credit Losses	$1,344	$1,643	$1,764	$1,606	$1,477	(18)		(9)

(a)
Reflects an increase of $721 million for both the fourth quarter and third quarter of 2004, as a result of the decertification of heritage Bank One seller’s interest in credit card securitizations, partially offset by reductions of $196 million and $161 million to conform methodologies in the fourth and third quarters of 2004, respectively.

(b)	Reflects a reduction of $227 million for the third quarter of 2004 to conform methodologies in the wholesale portfolio.

JPMORGAN CHASE & CO. CAPITAL (in millions, except ratio and per share data)

						PRO FORMA COMBINED		1QTR 2005
	1QTR			4QTR	3QTR	2QTR	1QTR	Change
	2005			2004	2004	2004	2004	4QTR 2004		1QTR 2004
COMMON SHARES OUTSTANDING
Basic Weighted-Average Shares Outstanding	3,517.5			3,514.7	3,513.5	3,509.4	3,503.7	—%		—%
Diluted Weighted-Average Shares Outstanding	3,569.8			3,602.0	3,592.0	3,588.6	3,590.4	(1)		(1)
Common Shares Outstanding — at Period End	3,525.3			3,556.2	3,564.1	3,559.0	3,567.0	(1)		(1)
Cash Dividends Declared per Share	$0.34			$0.34	$0.34	$0.34	$0.34	—		—
Book Value per Share	29.78			29.61	29.42	29.06	29.73	1		—
Dividend Payout	54%			74%	87%	292%	41%	(2,000	)bp	1,300	bp
SHARE PRICE
High	$39.69			$40.45	$40.25	$42.57	$43.84	(2	) %	(9	) %
Low	34.32			36.32	35.50	34.62	36.30	(6)		(5)
Close	34.60			39.01	39.73	38.77	41.95	(11)		(18)
STOCK REPURCHASE PROGRAM (b)
Aggregate Repurchases	$1,315.6			$599.8	$137.9	NM	NM
Common Shares Repurchased	36.0			15.8	3.5	NM	NM
Average Purchase Price	$36.57			$38.01	$39.42	NM	NM
CAPITAL RATIOS
Tier 1 Capital	$69,436	(a	)	$68,621	$69,309	$67,850	$69,282	1		—
Total Capital	96,379	(a	)	96,807	96,666	92,916	95,059	—		1
Risk-Weighted Assets	804,461	(a	)	791,373	803,464	790,701	789,718	2		2
Adjusted Average Assets	1,109,536	(a	)	1,102,456	1,065,244	1,094,028	1,073,166	1		3
Tier 1 Capital Ratio	8.6%	(a	)	8.7%	8.6%	8.6%	8.8%	(10	) bp	(20	) bp
Total Capital Ratio	12.0	(a	)	12.2	12.0	11.8	12.0	(20)		—
Tier 1 Leverage Ratio	6.3	(a	)	6.2	6.5	6.2	6.5	10		(20)
INTANGIBLE ASSETS
Goodwill	$43,440			$43,203	$42,947	$43,016	$43,018	1%		1%
Mortgage Servicing Rights	5,663			5,080	5,168	5,797	4,268	11		33
Purchased Credit Card Relationships	3,703			3,878	4,055	4,527	4,608	(5)		(20)
All Other Intangibles	5,514			5,726	5,945	5,873	5,899	(4)		(7)

Total Intangibles	$58,320			$57,887	$58,115	$59,213	$57,793	1		1

(a)	Estimated
(a)	Excludes commission costs.

JPMORGAN CHASE & CO. Glossary of Terms

Assets Under Management: Represent assets actively managed by Asset & Wealth Management on behalf of institutional, private banking, private client services and retail clients. Excludes assets managed at American Century Companies, Inc., in which the Firm has a 43% ownership interest.

Assets Under Supervision: Represent assets under management as well as custody, brokerage, administration and deposit accounts.
Average Managed Assets: Refers to total assets on the Firm’s balance sheet plus credit card receivables that have been securitized.
bp: Denotes basis points; 100 bp equals 1%.
Contractual Credit Card Charge-off: In accordance with the Federal Financial Institutions Examination Council Policy, credit card loans are charged-off by the end of the month in which the account becomes 180 days past due or within 60 days from receiving notification of the filing of bankruptcy, whichever is earlier.

Corporate: Includes Treasury, Private Equity, Support Units and the net effects remaining at the Corporate level after the implementation of management accounting policies.
Managed Credit Card Receivables or Managed Basis: Refers to credit card receivables on the Firm’s balance sheet plus credit card receivables that have been securitized.
NA: Data is not applicable for the period presented.
NM: Not meaningful

Operating Basis or Operating Earnings: Reported results excluding the impact of merger costs, other special items and credit card securitizations.
Overhead Ratio: Noninterest expense as a percentage of total net revenue.
Reported Basis: Financial statements prepared under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The reported basis includes the impact of merger costs, other special items and credit card securitizations.

Segment Results: All periods are on a comparable basis, although restatements may occur in future periods to reflect further alignment of management accounting policies or changes in organizational structures between businesses.

Special Items: Includes merger costs, litigation reserve charge and accounting policy conformity adjustments.
Unaudited: The financial statements and information included throughout this document are unaudited and have not been subjected to auditing procedures sufficient to permit an independent certified public accountant to express an opinion.

Value-at-Risk (“VAR”): A measure of the dollar amount of potential loss from adverse market moves in an ordinary market environment.

JPMORGAN CHASE & CO. Line of Business Metrics

Investment Banking
IB’s revenues are comprised of the following:

1. Investment banking fees includes advisory, equity underwriting, bond underwriting and loan syndication fees.
2. Fixed income markets includes client and portfolio management revenue related to both market-making and proprietary risk-taking across global fixed income markets, including government and corporate debt, foreign exchange, interest rate and commodities markets.

3. Equities markets includes client and portfolio management revenue related to market-making and proprietary risk-taking across global equity products, including cash instruments, derivatives and convertibles.

4. Credit portfolio revenue includes Net interest income, fees and loan sale activity for IB’s credit portfolio. Credit portfolio revenue also includes gains or losses on securities received as part of a loan restructuring, and changes in the credit valuation adjustment (“CVA”), which is the component of the fair value of a derivative that reflects the credit quality of the counterparty. Credit portfolio revenue also includes the results of risk management related to the Firm’s lending and derivative activities.

Retail Financial Service

Home Finance’s origination channels are comprised of the following:
1. Retail – A mortgage banker employed by the Firm directly contacts borrowers who are buying or refinancing a home through a branch office, through the Internet or by phone. Borrowers are frequently referred to a mortgage banker by real estate brokers, home builders or other third parties.

2. Wholesale – A third-party mortgage broker refers loans to a mortgage banker at the Firm. Brokers are independent loan originators that specialize in finding and counseling borrowers but do not provide funding for loans.

3. Correspondent – Banks, thrifts, other mortgage banks and other financial institutions sell closed loans to the Firm.
4. Correspondent negotiated transactions (“CNT”) – Mid- to large-sized mortgage lenders, banks and bank-owned mortgage companies sell servicing to the Firm on an as-originated basis. These transactions supplement traditional production channels and provide growth opportunities in the servicing portfolio in stable and rising-rate periods.

Description of selected business metrics within Consumer & Small Business Banking:
1. Personal bankers – Retail branch office personnel who acquire, retain and expand new and existing customer relationships by assessing customer needs and recommending and selling appropriate banking products and services.

2. Investment sales representatives – Licensed retail branch sales personnel, assigned to support several branches, who assist with the sale of investment products including college planning accounts, mutual funds, annuities and retirement accounts.

Description of selected business metrics within Insurance:
1. Proprietary annuity sales represent annuity contracts marketed through and issued by subsidiaries of the Firm.
2. Insurance in force – direct/assumed includes the aggregate face amount of insurance policies directly underwritten and assumed through reinsurance.
3. Insurance in force – retained includes the aggregate face amounts of insurance policies directly underwritten and assumed through reinsurance, after reduction for face amounts ceded to reinsurers.

Card Services
Description of selected business metrics within Card Services:
1. Charge volume – Represents the dollar amount of cardmember purchases, balance transfers and cash advance activity.
2. Net accounts opened – Includes originations, purchases and sales.
3. Merchant acquiring business – Represents an entity that processes payments for merchants. JPMorgan Chase is a majority owner of Paymentech, Inc. and a 50% owner of Chase Merchant Services.
4. Bank card volume – Represents the dollar amount of transactions processed for the merchants.
5. Total transactions – Represents the number of transactions and authorizations processed for the merchants.
Commercial Banking
Commercial Banking revenues are comprised of the following:
1. Lending incorporates a variety of financing alternatives, such as term loans, revolving lines of credit and asset-based structures and leases, which are often secured by receivables, inventory, equipment or real estate.

2. Treasury services incorporates a broad range of products and services to help clients manage short-term liquidity through deposits and sweeps, and longer-term investment needs through money market accounts, certificates of deposit and mutual funds; manage working capital through lockbox, global trade, global clearing and commercial card products; and have ready access to information to manage their business through on-line reporting tools.

3. Investment banking products provide clients with more sophisticated capital-raising alternatives, through loan syndications, investment-grade debt, asset-backed securities, private placements, high-yield bonds and equity underwriting, and balance sheet and risk management tools through foreign exchange, derivatives, M&A and advisory services.

Treasury & Securities Services

Treasury & Securities Services firmwide metrics include certain TSS product revenues and deposits reported in other lines of business for customers who are also customers of those lines of business. In order to capture the firmwide impact of TS and TSS products and revenues, management reviews firmwide metrics such as firmwide liability balances, firmwide revenue and firmwide overhead ratios in assessing financial performance for TSS. Firmwide metrics are necessary in order to understand the aggregate TSS business.

Asset & Wealth Management
AWM’s client segments are comprised of the following:
1. The Private bank addresses every facet of wealth management for ultra-high-net-worth individuals and families worldwide, including investment management, capital markets and risk management, tax and estate planning, banking, capital raising and specialty wealth advisory services.

2. Retail provides more than 2 million customers worldwide with investment management, retirement planning and administration, and brokerage services through third-party and direct distribution channels.

3. Institutional serves more than 3,000 large and mid-size corporate and public institutions, endowments and foundations, and governments globally. AWM offers institutions comprehensive global investment services, including investment management across asset classes, pension analytics, asset-liability management, active risk budgeting and overlay strategies.

4. Private client services offers high-net-worth individuals, families and business owners comprehensive wealth management solutions that include financial planning, personal trust, investment and banking products and services.

APPENDIX

JPMORGAN CHASE & CO. RECONCILIATION FROM REPORTED TO OPERATING BASIS (in millions, except per share and ratio data)

	FIRST QUARTER 2005
					Special Items (c)
	Reported	Trading		Credit	Merger	Litigation	Accounting	Tax Equivalent		Operating
	Results	Reclass	(a)	Card (b)	Costs	Reserves	Policy Conformity	Adjustments	(d)	Basis
REVENUE
Investment Banking Fees	$993	$—		$—	$—	$—	$—	$—		$993
Trading Revenue	1,859	328		—	—	—	—	—		2,187
Lending & Deposit Related Fees	820	—		—	—	—	—	—		820
Asset Management, Administration and Commissions	2,455	—		—	—	—	—	—		2,455
Securities / Private Equity Gains (Losses)	(45)	—		—	—	—	—	—		(45)
Mortgage Fees and Related Income	405	—		—	—	—	—	—		405
Credit Card Income	1,734	—		(815)	—	—	—	—		919
Other Income	201	—		—	—	—	—	115		316

Noninterest Revenue	8,422	328		(815)	—	—	—	115		8,050

Net Interest Income	5,225	(328)		1,732	—	—	—	61		6,690

TOTAL NET REVENUE	13,647	—		917	—	—	—	176		14,740

Provision for Credit Losses	427	—		917	—	—	—	—		1,344

NONINTEREST EXPENSE
Compensation Expense	4,702	—		—	—	—	—	—		4,702
Occupancy Expense	525	—		—	—	—	—	—		525
Technology and Communications Expense	920	—		—	—	—	—	—		920
Professional & Outside Services	1,074	—		—	—	—	—	—		1,074
Marketing	483	—		—	—	—	—	—		483
Other Expense	805	—		—	—	—	—	—		805
Amortization of Intangibles	383	—		—	—	—	—	—		383

Total Noninterest Expense before Merger Costs and
Litigation Reserve Charge	8,892	—		—	—	—	—	—		8,892
Merger Costs	145	—		—	(145)	—	—	—		—
Litigation Reserve Charge	900	—		—	—	(900)	—	—		—

TOTAL NONINTEREST EXPENSE	9,937	—		—	(145)	(900)	—	—		8,892

Income (Loss) before Income Tax Expense	3,283	—		—	145	900	—	176		4,504
Income Tax Expense (Benefit)	1,019	—		—	55	342	—	176		1,592

NET INCOME (LOSS)	$2,264	$—		$—	$90	$558	$—	$—		$2,912

FINANCIAL RATIOS
Diluted Earnings per Share	$0.63	$—		$—	$0.03	$0.15	$—	$—		$0.81
ROE	9%	—	%	—%	—%	2%	—%	—%		11%
ROE-GW	15	—		—	1	3	—	—		19
ROA	0.79	NM		NM	NM	NM	NM	NM		0.96
Overhead Ratio	73	NM		NM	NM	NM	NM	NM		60
Effective Income Tax Rate	31	NM		NM	38	38	NM	100		35

(a)	The reclassification of trading-related net interest income from Net Interest Income to Trading Revenue primarily impacts the Investment Bank segment results.
(b)	The impact of credit card securitizations affects Card Services. See page 18 for further information.
(c)	Special items are excluded from Operating earnings, as management believes these items are not part of the Firm’s normal daily business operations (and, therefore, are not indicative of trends), and do not provide meaningful comparisons with other periods. These items include Merger costs, significant litigation charges, charges to conform accounting policies and other items. Merger costs of $145 million reflects costs associated with the Merger;
significant litigation charges of $900 million were taken in the first quarter of 2005.
(d)	For a description of the tax-equivalent adjustments, see the Operating Basis cover page.

JPMORGAN CHASE & CO. RECONCILIATION FROM REPORTED TO OPERATING BASIS (in millions, except per share and ratio data)

	FOURTH QUARTER 2004
					Special Items (c)
	Reported	Trading		Credit	Merger	Litigation	Accounting	Tax Equivalent		Operating
	Results	Reclass	(a)	Card (b)	Costs	Reserves	Policy Conformity	Adjustments	(d)	Basis
REVENUE
Investment Banking Fees	$1,073	$—		$—	$—	$—	$—	$—		$1,073
Trading Revenue	611	511		—	—	—	—	—		1,122
Lending & Deposit Related Fees	903	—		—	—	—	—	—		903
Asset Management, Administration and Commissions	2,285	—		—	—	—	—	—		2,285
Securities / Private Equity Gains (Losses)	569	—		—	—	—	—	—		569
Mortgage Fees and Related Income	130	—		—	—	—	—	—		130
Credit Card Income	1,822	—		(786)	—	—	—	—		1,036
Other Income	228	—		1	—	—	—	178		407

Noninterest Revenue	7,621	511		(785)	—	—	—	178		7,525

Net Interest Income	5,329	(511)		1,796	—	—	—	10		6,624

TOTAL NET REVENUE	12,950	—		1,011	—	—	—	188		14,149

Provision for Credit Losses	1,157	—		1,011	—	—	(525)	—		1,643

NONINTEREST EXPENSE
Compensation Expense	4,211	—		—	—	—	—	—		4,211
Occupancy Expense	609	—		—	—	—	—	—		609
Technology and Communications Expense	1,051	—		—	—	—	—	—		1,051
Professional & Outside Services	1,191	—		—	—	—	—	—		1,191
Marketing	428	—		—	—	—	—	—		428
Other Expense	981	—		—	—	—	—	—		981
Amortization of Intangibles	392	—		—	—	—	—	—		392

Total Noninterest Expense before Merger Costs and
Litigation Reserve Charge	8,863	—		—	—	—	—	—		8,863
Merger Costs	523	—		—	(523)	—	—	—		—
Litigation Reserve Charge	—	—		—	—	—	—	—		—

TOTAL NONINTEREST EXPENSE	9,386	—		—	(523)	—	—	—		8,863

Income (Loss) before Income Tax Expense	2,407	—		—	523	—	525	188		3,643
Income Tax Expense (Benefit)	741	—		—	199	—	199	188		1,327

NET INCOME (LOSS)	$1,666	$—		$—	$324	$—	$326	$—		$2,316

FINANCIAL RATIOS
Diluted Earnings per Share	$0.46	$—		$—	$0.09	$—	$0.09	$—		$0.64
ROE	6%	—	%	—%	1%	—%	2%	—%		9%
ROE-GW	11	—		—	2	—	2	—		15
ROA	0.57	NM		NM	NM	NM	NM	NM		0.75
Overhead Ratio	72	NM		NM	NM	NM	NM	NM		63
Effective Income Tax Rate	31	NM		NM	38	NM	38	100		36

(a)	The reclassification of trading-related net interest income from Net Interest Income to Trading Revenue primarily impacts the Investment Bank segment results.
(b)	The impact of credit card securitizations affects Card Services. See page 18 for further information.
(c)	Special items are excluded from Operating earnings, as management believes these items are not part of the Firm’s normal daily business operations (and, therefore, are not indicative of trends), and do not provide meaningful comparisons with other periods. These items include Merger costs, significant litigation charges, charges to conform accounting policies and other items. Merger costs of $523 million reflects costs associated with the Merger.
(d)	For a description of the tax-equivalent adjustments, see the Operating Basis cover page.

JPMORGAN CHASE & CO. RECONCILIATION FROM REPORTED TO OPERATING BASIS (in millions, except per share and ratio data)

	THIRD QUARTER 2004
				Special Items (c)
	Reported	Trading	Credit	Merger	Litigation	Accounting	Tax Equivalent	Operating
	Results	Reclass (a)	Card (b)	Costs	Reserves	Policy Conformity	Adjustments (d)	Basis
REVENUE
Investment Banking Fees	$879	$—	$—	$—	$—	$—	$—	$879
Trading Revenue	408	424	—	—	—	—	—	832
Lending & Deposit Related Fees	943	—	—	—	—	—	—	943
Asset Management, Administration and Commissions	2,141	—	—	—	—	—	—	2,141
Securities / Private Equity Gains (Losses)	413	—	—	—	—	—	—	413
Mortgage Fees and Related Income	277	—	—	—	—	—	—	277
Credit Card Income	1,782	—	(848)	—	—	—	—	934
Other Income	210	—	(3)	—	—	118	64	389

Noninterest Revenue	7,053	424	(851)	—	—	118	64	6,808

Net Interest Income	5,452	(424)	1,779	—	—	—	(36)	6,771

TOTAL NET REVENUE	12,505	—	928	—	—	118	28	13,579

Provision for Credit Losses	1,169	—	928	—	—	(333)	—	1,764
NONINTEREST EXPENSE
Compensation Expense	4,050	—	—	—	—	—	—	4,050
Occupancy Expense	604	—	—	—	—	—	—	604
Technology and Communications Expense	1,046	—	—	—	—	—	—	1,046
Professional & Outside Services	1,103	—	—	—	—	—	—	1,103
Marketing	506	—	—	—	—	—	—	506
Other Expense	920	—	—	—	—	—	—	920
Amortization of Intangibles	396	—	—	—	—	—	—	396

Total Noninterest Expense before Merger Costs and
Litigation Reserve Charge	8,625	—	—	—	—	—	—	8,625
Merger Costs	752	—	—	(752)	—	—	—	—
Litigation Reserve Charge	—	—	—	—	—	—	—	—

TOTAL NONINTEREST EXPENSE	9,377	—	—	(752)	—	—	—	8,625

Income (Loss) before Income Tax Expense	1,959	—	—	752	—	451	28	3,190
Income Tax Expense (Benefit)	541	—	—	290	—	172	28	1,031

NET INCOME (LOSS)	$1,418	$—	$—	$462	$—	$279	$—	$2,159

FINANCIAL RATIOS
Diluted Earnings per Share	$0.39	$—	$—	$0.13	$—	$0.08	$—	$0.60
ROE	5%	—%	—%	2%	—%	1%	—%	8%
ROE-GW	9	—	—	3	—	2	—	14
ROA	0.50	NM	NM	NM	NM	NM	NM	0.72
Overhead Ratio	75	NM	NM	NM	NM	NM	NM	64
Effective Income Tax Rate	28	NM	NM	39	NM	38	100	32

(a)	The reclassification of trading-related net interest income from Net Interest Income to Trading Revenue primarily impacts the Investment Bank segment results.
(b)	The impact of credit card securitizations affects Card Services. See page 18 for further information.
(c)	Special items are excluded from Operating earnings, as management believes these items are not part of the Firm’s normal daily business operations (and, therefore, are not indicative of trends), and do not provide meaningful comparisons with other periods. These items include Merger costs, significant litigation charges, charges to conform accounting policies and other items. Merger costs of $752 million reflects costs associated with the Merger.
(d)	For a description of the tax-equivalent adjustments, see the Operating Basis cover page.

JPMORGAN CHASE & CO. RECONCILIATION FROM REPORTED TO OPERATING BASIS (in millions, except per share and ratio data)

	SECOND QUARTER 2004
					Special Items (c)
	Reported	Trading	Credit		Merger	Litigation	Accounting	Tax Equivalent	Operating
	Results	Reclass (a)	Card	(b)	Costs	Reserves	Policy Conformity	Adjustments (d)	Basis
REVENUE
Investment Banking Fees	$939	$—	$—		$—	$—	$—	$—	$939
Trading Revenue	968	439	—		—	—	—	—	1,407
Lending & Deposit Related Fees	957	—	—		—	—	—	—	957
Asset Management, Administration and Commissions	2,258	—	—		—	—	—	—	2,258
Securities / Private Equity Gains (Losses)	403	—	—		—	—	—	—	403
Mortgage Fees and Related Income	360	—	—		—	—	—	—	360
Credit Card Income	1,686	—	(711)		—	—	—	—	975
Other Income	434	—	(45)		—	—	—	170	559

Noninterest Revenue	8,005	439	(756)		—	—	—	170	7,858

Net Interest Income	5,274	(439)	2,114		—	—	—	(31)	6,918

TOTAL NET REVENUE	13,279	—	1,358		—	—	—	139	14,776

Provision for Credit Losses	248	—	1,358		—	—	—	—	1,606

NONINTEREST EXPENSE
Compensation Expense	4,227	—	—		—	—	—	—	4,227
Occupancy Expense	596	—	—		—	—	—	—	596
Technology and Communications Expense	960	—	—		—	—	—	—	960
Professional & Outside Services	1,106	—	—		—	—	—	—	1,106
Marketing	521	—	—		—	—	—	—	521
Other Expense	1,037	—	—		—	—	—	—	1,037
Amortization of Intangibles	392	—	—		—	—	—	—	392

Total Noninterest Expense before Merger Costs and
Litigation Reserve Charge	8,839	—	—		—	—	—	—	8,839
Merger Costs	90	—	—		(90)	—	—	—	—
Litigation Reserve Charge	3,700	—	—		—	(3,700)	—	—	—

TOTAL NONINTEREST EXPENSE	12,629	—	—		(90)	(3,700)	—	—	8,839

Income (Loss) before Income Tax Expense	402	—	—		90	3,700	—	139	4,331
Income Tax Expense (Benefit)	(31)	—	—		30	1,406	—	139	1,544

NET INCOME (LOSS)	$433	$—	$—		$60	$2,294	$—	$—	$2,787

FINANCIAL RATIOS
Diluted Earnings per Share	$0.12	$—	$—		$0.02	$0.63	$—	$—	$0.77
ROE	2%	—%	— %		—%	9%	—%	—%	11%
ROE-GW	3	—	—		—	15	—	—	18
ROA	0.15	NM	NM		NM	NM	NM	NM	0.92
Overhead Ratio	95	NM	NM		NM	NM	NM	NM	60
Effective Income Tax Rate	8	NM	NM		33	38	NM	100	36

(a)	The reclassification of trading-related net interest income from Net Interest Income to Trading Revenue primarily impacts the Investment Bank segment results.
(b)	The impact of credit card securitizations affects Card Services. See page 18 for further information.
(c)	Special items are excluded from Operating earnings, as management believes these items are not part of the Firm’s normal daily business operations (and, therefore, are not indicative of trends), and do not provide meaningful comparisons with other periods. These items include Merger costs, significant litigation charges, charges to conform accounting policies and other items. Merger costs of $90 million reflects costs associated with the Merger;
significant litigation charges of $3.7 billion were taken in the second quarter of 2004.
(d)	For a description of the tax-equivalent adjustments, see the Operating Basis cover page.

JPMORGAN CHASE & CO. RECONCILIATION FROM REPORTED TO OPERATING BASIS (in millions, except per share and ratio data)

	FIRST QUARTER 2004
					Special Items
	Reported	Trading		Credit	Merger	Litigation	Accounting	Tax Equivalent	Operating
	Results	Reclass	(a)	Card (b)	Costs	Reserves	Policy Conformity	Adjustments (c)	Basis
REVENUE
Investment Banking Fees	$744	$—		$—	$—	$—	$—	$—	$744
Trading Revenue	1,777	576		—	—	—	—	—	2,353
Lending & Deposit Related Fees	941	—		—	—	—	—	—	941
Asset Management, Administration and Commissions	2,295	—		—	—	—	—	—	2,295
Securities / Private Equity Gains (Losses)	587	—		—	—	—	—	—	587
Mortgage Fees and Related Income	258	—		—	—	—	—	—	258
Credit Card Income	1,556	—		(749)	—	—	—	—	807
Other Income	338	—		(39)	—	—	—	160	459

Noninterest Revenue	8,496	576		(788)	—	—	—	160	8,444

Net Interest Income	5,311	(576)		2,112	—	—	—	(35)	6,812

TOTAL NET REVENUE	13,807	—		1,324	—	—	—	125	15,256

Provision for Credit Losses	153	—		1,324	—	—	—	—	1,477

NONINTEREST EXPENSE
Compensation Expense	4,567	—		—	—	—	—	—	4,567
Occupancy Expense	594	—		—	—	—	—	—	594
Technology and Communications Expense	989	—		—	—	—	—	—	989
Professional & Outside Services	1,197	—		—	—	—	—	—	1,197
Marketing	489	—		—	—	—	—	—	489
Other Expense	885	—		—	—	—	—	—	885
Amortization of Intangibles	391	—		—	—	—	—	—	391

Total Noninterest Expense before Merger Costs and
Litigation Reserve Charge	9,112	—		—	—	—	—	—	9,112
Merger Costs	—	—		—	—	—	—	—	—
Litigation Reserve Charge	—	—		—	—	—	—	—	—

TOTAL NONINTEREST EXPENSE	9,112	—		—	—	—	—	—	9,112

Income (Loss) before Income Tax Expense	4,542	—		—	—	—	—	125	4,667
Income Tax Expense (Benefit)	1,515	—		—	—	—	—	125	1,640

NET INCOME (LOSS)	$3,027	$—		$—	$—	$—	$—	$—	$3,027

FINANCIAL RATIOS
Diluted Earnings per Share	$0.84	$—		$—	$—	$—	$—	$—	$0.84
ROE	12%	—	%	—%	—%	—%	—%	—%	12%
ROE-GW	20	—		—	—	—	—	—	20
ROA	1.08	NM		NM	NM	NM	NM	NM	1.02
Overhead Ratio	66	NM		NM	NM	NM	NM	NM	60
Effective Income Tax Rate	33	NM		NM	NM	NM	NM	100	35

(a)	The reclassification of trading-related net interest income from Net Interest Income to Trading Revenue primarily impacts the Investment Bank segment results.
(b)	The impact of credit card securitizations affects Card Services. See page 18 for further information.
(c)	For a description of the tax-equivalent adjustments, see the Operating Basis cover page.